VISION
                                U.S. Government
                                Securities Fund
                Seeks current income by investing primarily in
                 securities that are guaranteed for payment of
                principal and interest by the U.S. government,
                its agencies or instrumentalities (Fund shares
                        themselves are not guaranteed).
-------------------------------------------------------------------------------

                                    VISION
                              New York Municipal
                                  Income Fund
                          (formerly, VISION New York
                                Tax-Free Fund)
                      Seeks current income that is exempt
                       from federal, New York State and
                      New York City income taxes*, as is
                   consistent with preservation of capital.
-------------------------------------------------------------------------------

                                    VISION
                              Equity Income Fund
    Seeks to provide current income by investing in a diversified portfolio consisting primarily of income- producing equity securities of domestic companies (common and preferred stock and convertible securities). Capital appreciation is a secondary investment consideration.
-------------------------------------------------------------------------------

                                    VISION
                            Growth and Income Fund
               Seeks to provide long-term growth of capital and
                income by investing in a diversified portfolio
                   consisting primarily of equity securities
                   (common stock and convertible securities)
                    and debt securities (bonds and notes).
-------------------------------------------------------------------------------

                                    VISION
                           Capital Appreciation Fund
               Seeks to produce long-term capital appreciation,
                   primarily through a diversified portfolio
                   of mid-capitalization stocks selected for
                     their ability to appreciate in value.
-------------------------------------------------------------------------------

                                    VISION
                               Money Market Fund
                    Seeks current income with liquidity and
                 stability of principal by investing in high-
                      quality money market instruments.**
-------------------------------------------------------------------------------

                                    VISION
                                Treasury Money
                                  Market Fund
               Primarily seeks current income with liquidity and
               stability of principal by investing in short-term
             U.S. Treasury obligations, which are fully guaranteed
                     for payment of principal and interest
                           by the U.S. government.**
-------------------------------------------------------------------------------

                                    VISION
                               New York Tax-Free
                               Money Market Fund
              Seeks a high level of current interest income that is exempt from federal, New York State and
                    New York City income taxes,* as well as
                    liquidity and stability of principal.**
-------------------------------------------------------------------------------
 * Some income may be subject to the federal alternative minimum tax.
** Money market mutual funds seek to maintain a stable net asset value of $1.00 per share. There is no assurance that they will be able to do so. An investment in these funds is neither insured nor guaranteed by the U.S. government.

  For more complete information about any of the Vision Funds, contact (800)
     836-2211 for a prospectus. Please read the prospectus carefully before investing.


PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

Dear Investor:

I am pleased to present the first Annual Report of the VISION Equity Income Fund for the period from September 26, 1997, when the fund began operations, through April 30, 1998. This report begins with a discussion by the fund's management about the economy, the market, and fund strategies over the period. Next, you will find a complete list of portfolio holdings and financial statements.

VISION EQUITY INCOME FUND seeks to provide income and, secondarily, capital appreciation by investing primarily in undervalued, high yielding stocks that are relatively "cheap" compared to more aggressive growth stocks. At the end of the reporting period, the fund's portfolio included many stocks issued by household names, such as AT&T, Chrysler, Exxon, Ford, General Electric, Merck, J.C. Penney.

In general, the reporting period was a very positive, yet volatile period for stocks. The fund achieved a cumulative total return on April 30, 1998 of 15.51% (9.17% adjusted for the fund's sales charge)* through income distributions totaling $0.07 per share and a significant share price increase from $9.99 to $11.47. Fund assets totaled $37.4 million at the end of the reporting period.

Thank you for participating in a relatively conservative approach to stocks through the professional management and diversification of VISION Equity Income Fund. We will continue to keep you up-to-date on your investment progress.

Sincerely,

/s/ Edward C. Gonzales

Edward C. Gonzales
President
June 15, 1998


*Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



INVESTMENT REVIEW
-------------------------------------------------------------------------------

VISION EQUITY INCOME FUND

In slightly more than seven months since the inception of the Vision Equity Income Fund, the fund's cumulative total return based on net asset value was 15.51% (9.17% adjusted for the fund's sales charge).* This compared to the total returns of the S&P/Barra Value Index of 16.55%** and the Lipper Equity Income Fund Average of 13.47% for the same time period.**

The fund continued its contrarian investment strategy of seeking out-of-favor large-cap stocks offering above average dividend yields. The investing public, over the short period of time since the fund's inception, showed a bias toward the more glamorous portion of the S&P 500 with little in dividend income and higher volatility. The technology sector is a prime example, experiencing a significant rally in the first quarter while the more conservative stocks lagged behind the broad market. The fund tended to lag behind in this type of environment due to the disciplined and conservative approach used to manage its investments. This allowed the fund to collect an outsized yield on its investments while waiting for earnings prospects and market psychology to improve for these "unloved" issues. This strategy led the fund to purchase such stocks as AT&T Corp., the telecommunications company; Comerica Corp., a regional bank headquartered in Detroit; and Reliastar Financial Corp., an insurance company. Of course, while we believe the companies owned by the fund represent good values with favorable prospects, we continue to closely monitor them.

Our biggest concern for the past two years has been the threat of wage inflation. Everything that we see points to the labor market as a problem. The Federal Reserve Board (the "Fed") has mentioned, on numerous occasions, that the labor markets are tight in most of the districts. Over the past fiscal year offsetting factors helped keep inflation under control. For example, this past quarter lower energy costs were the offset to any inflationary pressures. Productivity increases and "debottlenecking" helped to contain any problems associated with a lack of capacity or wage inflation. Overall, commodity prices continued to be under pressure. We remain cautious and give credit to the Fed on their management skills.

The broad economy continues to show surprising resilience in the face of significant trade problems with Asia. Looking ahead, the first quarter of the fund's fiscal year may be stronger than most expect due to the favorable weather patterns in the U.S. However, this economic strength may be at the expense of the second quarter. Going forward we should see a trend of weaker economic activity sufficient to leave the Fed in a hold position. We have not seen the bulk of the impact from the Asian economic problems but the second and third quarters should provide significant information.

We expect equity returns to moderate from the levels of the past three years with added volatility in both the stock and bond markets. So far, the red ink that we expected has been contained within sporadic earnings announcements. There is an opportunity to make money and to hedge against the possibility of deflation by extending the duration of fixed income holdings. This year may be disappointing for investors more from the standpoint of expectations rather than real returns.

*Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**The S&P/Barra Value Index is constructed by sorting the S&P 500 based on their price/book ratios, with the low price/book companies forming the index. This index is unmanaged, and investments cannot be made in the index. The Lipper Equity Income Fund Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the Equity Income category. Lipper figures do not reflect sales charges.



VISION EQUITY INCOME FUND
--------------------------------------------------------------------------------

            GROWTH OF $10,000 INVESTED IN VISION EQUITY INCOME FUND

  The graph below illustrates the hypothetical investment of $10,000* in the Vision Equity Income Fund (the "Fund") from September 26, 1997 (Start of Performance) to April 30, 1998, compared to the Standard & Poors 500 Index ("S&P 500").+



                              [GRAPH APPEARS HERE-SEE APPENDIX]






PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total return quoted reflects all applicable sales charges.

+The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.



VISION EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998
--------------------------------------------------------------------------------

   SHARES                                                VALUE
 ---------- ---------------------------------------   -----------
 COMMON STOCKS--96.5%
 --------------------------------------------------
            AEROSPACE & DEFENSE--2.2%
            ---------------------------------------
     18,500 Allied-Signal, Inc.                       $   810,531
            ---------------------------------------   -----------
            AUTOS--4.2%
            ---------------------------------------
     19,400 Chrysler Corp.                                779,638
            ---------------------------------------
     17,300 Ford Motor Co.                                792,556
            ---------------------------------------   -----------
            Total                                       1,572,194
            ---------------------------------------   -----------
            CHEMICALS--3.4%
            ---------------------------------------
      6,800 Air Products & Chemicals, Inc.                584,375
            ---------------------------------------
      6,900 Dow Chemical Co.                              667,144
            ---------------------------------------   -----------
            Total                                       1,251,519
            ---------------------------------------   -----------
            CONSUMER CYCLICAL--2.6%
            ---------------------------------------
     13,700 Carnival Corp., Class A                       953,006
            ---------------------------------------   -----------
            DIVERSIFIED--2.3%
            ---------------------------------------
     10,300 General Electric Co.                          876,788
            ---------------------------------------   -----------
            ELECTRONIC EQUIPMENT--4.7%
            ---------------------------------------
     17,300 Harris Corp.                                  836,888
            ---------------------------------------
     19,500 Pitney Bowes, Inc.                            936,000
            ---------------------------------------   -----------
            Total                                       1,772,888
            ---------------------------------------   -----------
            ENERGY--2.4%
            ---------------------------------------
     10,900 Schlumberger Ltd.                             903,338
            ---------------------------------------   -----------
            FINANCIAL SERVICES--13.9%
            ---------------------------------------
      4,114 Associates First Capital Corp., Class A       307,522
            ---------------------------------------
      7,800 Bankers Trust New York Corp.                1,007,175
            ---------------------------------------
     16,400 Comerica, Inc.                              1,097,775
            ---------------------------------------
     15,000 Federal National Mortgage Association         898,125
            ---------------------------------------
     11,600 Fleet Financial Group, Inc.                 1,001,950
            ---------------------------------------


VISION EQUITY INCOME FUND
--------------------------------------------------------------------------------

   SHARES                                           VALUE
 ---------- ----------------------------------   -----------
 COMMON STOCKS--CONTINUED
 ---------------------------------------------
            FINANCIAL SERVICES--CONTINUED
            ----------------------------------
      6,700 J.P. Morgan & Co., Inc.              $   879,375
            ----------------------------------   -----------
            Total                                  5,191,922
            ----------------------------------   -----------
            INSURANCE--9.5%
            ----------------------------------
      7,400 American International Group, Inc.       973,562
            ----------------------------------
      2,400 General RE Corp.                         536,550
            ----------------------------------
     16,650 Jefferson-Pilot Corp.                    977,147
            ----------------------------------
     23,600 Reliastar Financial Corp.              1,076,750
            ----------------------------------   -----------
            Total                                  3,564,009
            ----------------------------------   -----------
            MANUFACTURING--9.4%
            ----------------------------------
     13,400 Cooper Industries, Inc.                  896,125
            ----------------------------------
     12,000 Illinois Tool Works, Inc.                846,000
            ----------------------------------
     24,600 Premark International, Inc.              821,025
            ----------------------------------
     23,600 Sonoco Products Co.                      948,424
            ----------------------------------   -----------
            Total                                  3,511,574
            ----------------------------------   -----------
            OIL--10.3%
            ----------------------------------
     16,300 Ashland, Inc.                            861,863
            ----------------------------------
      8,800 Atlantic Richfield Co.                   686,400
            ----------------------------------
      9,700 Chevron Corp.                            802,068
            ----------------------------------
      9,600 Exxon Corp.                              700,200
            ----------------------------------
     10,200 Mobil Corp.                              805,800
            ----------------------------------   -----------
            Total                                  3,856,331
            ----------------------------------   -----------
            PHARMACEUTICALS--2.2%
            ----------------------------------
      6,800 Merck & Co., Inc.                        819,400
            ----------------------------------   -----------
            RAW MATERIALS--2.2%
            ----------------------------------
     13,600 Union Camp Corp.                         821,100
            ----------------------------------   -----------
            RETAIL--4.7%
            ----------------------------------
     11,200 Penney (J.C.) Co., Inc.                  795,900
            ----------------------------------


VISION EQUITY INCOME FUND
-------------------------------------------------------------------------------

   SHARES                                                           VALUE
 ---------- --------------------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 -------------------------------------------------------------
            RETAIL--CONTINUED
            --------------------------------------------------
     19,000 V.F. Corp.                                           $   988,000
            --------------------------------------------------   -----------
            Total                                                  1,783,900
            --------------------------------------------------   -----------
            SERVICES--2.0%
            --------------------------------------------------
      9,600 McGraw-Hill Cos., Inc.                                   743,400
            --------------------------------------------------   -----------
            TECHNOLOGY--1.8%
            --------------------------------------------------
     10,900 Avnet, Inc.                                              672,394
            --------------------------------------------------   -----------
            TELECOMMUNICATIONS--7.5%
            --------------------------------------------------
     19,100 AT&T Corp.                                             1,147,193
            --------------------------------------------------
     10,300 Bell Atlantic Corp.                                      963,694
            --------------------------------------------------
     11,600 GTE Corp.                                                677,875
            --------------------------------------------------   -----------
            Total                                                  2,788,762
            --------------------------------------------------   -----------
            UTILITIES-ELECTRIC--11.2%
            --------------------------------------------------
     20,400 Carolina Power & Light Co.                               878,475
            --------------------------------------------------
     31,450 DPL, Inc.                                                571,997
            --------------------------------------------------
     33,300 FirstEnergy Corp.                                      1,007,325
            --------------------------------------------------
     33,900 Houston Industries, Inc.                                 985,218
            --------------------------------------------------
     15,900 New Century Energies, Inc.                               755,250
            --------------------------------------------------   -----------
            Total                                                  4,198,265
            --------------------------------------------------   -----------
            TOTAL COMMON STOCKS (IDENTIFIED COST $33,570,611)     36,091,321
            --------------------------------------------------   -----------
 MUTUAL FUND SHARES--2.9%
 -------------------------------------------------------------
  1,075,838 SSGA US Money Market Fund, Series A (AT NET ASSET
            VALUE)                                                 1,075,838
            --------------------------------------------------   -----------
            TOTAL INVESTMENTS (IDENTIFIED COST $34,646,449)(A)   $37,167,159
            --------------------------------------------------   -----------

(a) The cost of investments for federal tax purposes amounts to $34,646,449. The net unrealized appreciation of investments on a federal tax basis amounts to $2,520,710 which is comprised of $2,726,012 appreciation and $205,302 depreciation at April 30, 1998.

Note: The categories of investments are shown as a percentage of net assets
     ($37,402,925) at April 30, 1998.

(See Notes which are an integral part of the Financial Statements)


VISION EQUITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998
--------------------------------------------------------------------------------

ASSETS:
-----------------------------------------------------
Total investments in securities, at value
(identified and tax cost $34,646,449)                            $37,167,159
-----------------------------------------------------
Income receivable                                                     56,929
-----------------------------------------------------
Receivable for shares sold                                           223,478
-----------------------------------------------------
Deferred organizational costs                                            253
-----------------------------------------------------             ----------
  Total assets                                                    37,447,819
-----------------------------------------------------
LIABILITIES:
-----------------------------------------------------
Accrued expenses                                         44,894
-----------------------------------------------------   -------
  Total liabilities                                                   44,894
-----------------------------------------------------            -----------
Net Assets for 3,260,662 shares outstanding                      $37,402,925
-----------------------------------------------------            ===========
NET ASSETS CONSIST OF:
-----------------------------------------------------
Paid in capital                                                  $34,817,754
-----------------------------------------------------
Net unrealized appreciationof investments                          2,520,710
-----------------------------------------------------
Accumulated net realized gain on investments                          35,433
-----------------------------------------------------
Undistributed net investment income                                   29,028
-----------------------------------------------------            -----------
  Total Net Assets                                               $37,402,925
-----------------------------------------------------            ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PROCEEDS PER SHARE:
-----------------------------------------------------
Net Asset Value and Redemption Proceeds Per
Share ($37,402,925/3,260,662 shares outstanding)                      $11.47
-----------------------------------------------------            ===========
Offering Price Per Share (100/94.50 of $11.47)*                       $12.14
-----------------------------------------------------            ===========

*See "What Fund Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


VISION EQUITY INCOME FUND
STATEMENT OF OPERATIONS
PERIOD ENDED APRIL 30, 1998 (A)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------
Dividends                                                   $  269,680
----------------------------------------------------------
Interest                                                        29,517
----------------------------------------------------------  ----------
  Total income                                                 299,197
----------------------------------------------------------
EXPENSES:
------------------------------------------------
Investment advisory fee                           $ 83,847
------------------------------------------------
Administrative personnel and services fee           21,621
------------------------------------------------
Custodian fees                                         713
------------------------------------------------
Transfer and dividend disbursing agent fees and
expenses                                            20,618
------------------------------------------------
Directors'/Trustees' fees                              571
------------------------------------------------
Legal fees                                           4,994
------------------------------------------------
Portfolio accounting fees                           15,869
------------------------------------------------
Share registration costs                            20,475
------------------------------------------------
Printing and postage                                10,701
------------------------------------------------
Taxes                                                1,427
------------------------------------------------
Miscellaneous                                       11,003
------------------------------------------------  --------
  Total expenses                                   191,839
------------------------------------------------
Waivers and reimbursements--
---------------------------------------
 Waiver of investment advisory fee      $(53,453)
---------------------------------------
 Waiver of administrative personnel and
  services fee                            (8,630)
--------------------------------------- --------
  Total waivers                                    (62,083)
------------------------------------------------  --------
    Net expenses                                               129,756
----------------------------------------------------------  ----------
      Net investment income                                    169,441
----------------------------------------------------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
----------------------------------------------------------
Net realized gain on investments                                35,433
----------------------------------------------------------
Net change in unrealized appreciation of investments         2,520,710
----------------------------------------------------------  ----------
  Net realized and unrealized gain on investments            2,556,143
----------------------------------------------------------  ----------
    Change in net assets resulting from operations          $2,725,584
----------------------------------------------------------  ----------

(a) For the period from September 26, 1997 (date of initial public investment) to April 30, 1998.

(See Notes which are an integral part of the Financial Statements)


VISION EQUITY INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                  PERIOD ENDED
                                APRIL 30, 1998(A)
                                                              -----------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------
OPERATIONS--
------------------------------------------------------------
Net investment income                                            $   169,441
------------------------------------------------------------
Net realized gain on investments ($35,433, as computed for
federal tax purposes)                                                 35,433
------------------------------------------------------------
Net change in unrealized appreciation/depreciation                 2,520,710
------------------------------------------------------------     -----------
  Change in net assets resulting from operations                   2,725,584
------------------------------------------------------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS--
------------------------------------------------------------
Distributions from net investment income                            (140,413)
------------------------------------------------------------     -----------
  Change in net assets resulting from distributions to
   shareholders                                                     (140,413)
------------------------------------------------------------     -----------
SHARE TRANSACTIONS--
------------------------------------------------------------
Proceeds from sale of shares                                      35,322,334
------------------------------------------------------------
Net asset value of shares issued to shareholders in payment
of distributions declared                                             90,671
------------------------------------------------------------
Cost of shares redeemed                                             (595,251)
------------------------------------------------------------     -----------
  Change in net assets resulting from share transactions          34,817,754
------------------------------------------------------------     -----------
    Change in net assets                                          37,402,925
------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------
Beginning of period                                                  --
------------------------------------------------------------     -----------
End of period (including undistributed net investment income
of $29,028)                                                      $37,402,925
------------------------------------------------------------     -----------

(a) For the period from September 26, 1997 (date of initial public investment) to April 30, 1998.

(See Notes which are an integral part of the Financial Statements)


VISION EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                 PERIOD ENDED
                                                  APRIL 30,
                                                   1998(A)
------------------------------------------------ ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 9.99
------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------
 Net investment income                                0.08
------------------------------------------------
 Net realized and unrealized gain on investments      1.47
------------------------------------------------   -------
Total from investment operations                      1.55
------------------------------------------------   -------
LESS DISTRIBUTIONS
------------------------------------------------
 Total distributions from net investment income      (0.07)
------------------------------------------------   -------
NET ASSET VALUE, END OF PERIOD                      $11.47
------------------------------------------------   -------
TOTAL RETURN (B)                                     15.51%
------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------
 Expenses                                             1.08%*
------------------------------------------------
 Net investment income                                1.41%*
------------------------------------------------
 Expense waiver/reimbursement (c)                     0.52%*
------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------
 Net assets, end of period (000 omitted)           $37,403
------------------------------------------------
 Average commission rate paid (d)                  $0.0707
------------------------------------------------
 Portfolio turnover                                     11%
------------------------------------------------

  * Computed on an annualized basis.

(a) Reflects operations for the period from September 26, 1997 (date of initial public investment) to April 30, 1998.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)


VISION EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998
-------------------------------------------------------------------------------

(1) ORGANIZATION

Vision Group of Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of eight portfolios. The financial statements included herein are only those of Vision Equity Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS--Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.



VISION EQUITY INCOME FUND
-------------------------------------------------------------------------------
  OTHER--Investment transactions are accounted for on the trade date.

(3) CAPITAL STOCK

At April 30, 1998, there were 1,000,000,000 shares of $ 0.001 par value capital stock authorized. Transactions in capital stock were as follows:

                                                             PERIOD ENDED
                                                           APRIL 30, 1998(A)
---------------------------------------------------------  -----------------
Shares sold                                                    3,309,512
---------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                           8,251
---------------------------------------------------------
Shares redeemed                                                  (57,101)
---------------------------------------------------------      ---------
Net change resulting from share transactions                   3,260,662
---------------------------------------------------------      ---------

(a) For the period from September 26, 1997 (date of initial public investment) to April 30, 1998.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Manufacturers and Traders Trust Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.70% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE, TRANSFER AND DIVIDEND DISBURSING AGENT AND FUND ACCOUNTING FEE--Federated Services Company ("FServ") provides the Fund with certain administrative personnel and fund accounting services. FServ, through its subsidiary Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FServ is based on the level of average aggregate net assets of the Corporation for the period. FServ may voluntarily choose to waive a portion of its fee.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate FSC. The Fund did not pay or accrue distribution expenses during the period ended April 30, 1998.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Manufacturers and Traders Trust Company, the Fund will pay Manufacturers and Traders Trust Company up to 0.25% of average daily net assets of the Fund for the period. The fee paid to Manufacturers and Traders Trust Company is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended April 30, 1998, the Fund did not incur a shareholder services fee.



VISION EQUITY INCOME FUND
-------------------------------------------------------------------------------

ORGANIZATIONAL EXPENSES--Organizational expenses of $253 were borne by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund's effective date. For the year ended April 30, 1998, the Fund expensed $0 of organizational expenses.

GENERAL--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1998, were as follows:

------------------------------
PURCHASES                       $36,273,104
------------------------------  ===========
SALES                           $ 2,466,022
------------------------------  ===========

(6) YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of VISION GROUP OF FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities of Vision Equity Income Fund (one of the portfolios of Vision Group of Funds, Inc.), including the portfolio of investments, as of April 30, 1998, and related statement of operations for the period then ended, the statement of changes in net assets for the period then ended, and financial highlights for the period presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vision Equity Income Fund, at April 30, 1998, the results of its operations for the period then ended, the change in its net assets for the period then ended, and financial highlights for the period presented therein, in conformity with generally accepted accounting principles.

                                ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
June 17, 1998


DIRECTORS                             OFFICERS
--------------------------------------------------------------------------------

Randall I. Benderson                  Edward C. Gonzales

                                       President and Treasurer

Joseph J. Castiglia                   Charles L. Davis, Jr.
                                        Vice President and Assistant Treasurer

Daniel R. Gernatt, Jr.

                                      Beth S. Broderick
George K. Hambleton, Jr.               Vice President and Assistant Treasurer

                                      Victor R. Siclari
                                       Secretary

                                      C. Todd Gibson
                                       Assistant Secretary




SHARES OF THE VISION FUNDS ARE NOT FDIC INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, MANUFACTURERS AND TRADERS TRUST COMPANY ("M&T BANK"), AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.




Federated Securities Corp.
Distributor
Federated Investors Tower
Pittsburgh, PA 15222-3779

[RECYCLED LOGO APPEARS HERE]

Cusip 92830F802
G00158-08 (6/98)


                     LOGO OF VISION GROUP OF FUNDS, INC.

                                 ANNUAL REPORT
                                TO SHAREHOLDERS
                                APRIL 30, 1998

                                    VISION
                                 Equity Income
                                     Fund



  Manufacturers and Traders Trust Company
  Investment Adviser to the Funds
  One M&T Plaza
  Buffalo, NY 14240-4556





                                    VISION
                                U.S. Government
                                Securities Fund
                Seeks current income by investing primarily in
                 securities that are guaranteed for payment of
                principal and interest by the U.S. government,
                its agencies or instrumentalities (Fund shares
                        themselves are not guaranteed).
-------------------------------------------------------------------------------

                                    VISION
                              New York Municipal
                                  Income Fund
                          (formerly, VISION New York
                                Tax-Free Fund)
                      Seeks current income that is exempt
                       from federal, New York State and
                      New York City income taxes*, as is
                   consistent with preservation of capital.
-------------------------------------------------------------------------------

                                    VISION
                              Equity Income Fund
    Seeks to provide current income by investing in a diversified portfolio consisting primarily of income- producing equity securities of domestic companies (common and preferred stock and convertible securities). Capital appreciation is a secondary investment consideration.
-------------------------------------------------------------------------------

                                    VISION
                            Growth and Income Fund
   Seeks to provide long-term growth of capital and income by investing in a diversified portfolio consisting primarily of equity securities (common stock and convertible securities) and debt securities (bonds and notes).
-------------------------------------------------------------------------------

                                    VISION
                           Capital Appreciation Fund
     Seeks to produce long-term capital appreciation, primarily through a diversified portfolio of mid-capitalization stocks selected for their ability to appreciate in value.
-------------------------------------------------------------------------------

                                    VISION
                               Money Market Fund
                    Seeks current income with liquidity and
                 stability of principal by investing in high-
                      quality money market instruments.**
-------------------------------------------------------------------------------

                                    VISION
                                Treasury Money
                                  Market Fund
               Primarily seeks current income with liquidity and
               stability of principal by investing in short-term
             U.S. Treasury obligations, which are fully guaranteed
                     for payment of principal and interest
                           by the U.S. government.**
-------------------------------------------------------------------------------

                                    VISION
                               New York Tax-Free
                               Money Market Fund
              Seeks a high level of current interest income that is exempt from federal, New York State and
                    New York City income taxes,* as well as
                    liquidity and stability of principal.**
-------------------------------------------------------------------------------
* Some income may be subject to the federal alternative minimum tax.
** Money market mutual funds seek to maintain a stable net asset value of $1.00 per share. There is no assurance that they will be able to do so. An investment in these funds is neither insured nor guaranteed by the U.S. government.

  For more complete information about any of the Vision Funds, contact (800)
     836-2211 for a prospectus. Please read the prospectus carefully before investing.


PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the Annual Report of the VISION Money Market Funds for the 12-month reporting period from May 1, 1997 through April 30, 1998. It contains complete financial information--including a list of portfolio holdings--for VISION Money Market Fund, VISION Treasury Money Market Fund, and VISION New York Tax-Free Money Market Fund.

Each VISION Money Market Fund gives you a convenient way to keep your ready cash working every day. You also have convenient, easy access to your money, and a high degree of safety.* The following highlights summarize fund activity for the 12-month reporting period.

VISION MONEY MARKET FUND, a diversified portfolio of corporate and U.S. government money market securities, paid dividends totaling $0.05 per share. Assets reached $686.2 million at the end of the reporting period.

VISION TREASURY MONEY MARKET FUND, which invests exclusively in U.S. Treasury securities, paid dividends totaling $0.05 per share. Assets rose to reach $441.4 million at the end of the reporting period.

VISION NEW YORK TAX-FREE MONEY MARKET FUND, a portfolio of New York municipal money market securities, paid double-tax-free dividends (triple-tax-free dividends to New York City residents) totaling $0.03 per share.** Assets totaled $73.3 million at the end of the reporting period.

Thank you for putting your cash to work--every day--through the VISION Money Market Funds. We will continue to keep you up to date on your investment, and provide your account with the highest level of service.

Sincerely,
/s/ Edward C. Gonzales
Edward C. Gonzales
President
June 15, 1998

*Although money market funds seek to maintain a stable net asset value of $1.00, there is no assurance that they will be able to do so. An investment in this fund is neither insured nor guaranteed by the U.S. government.
**Income may be subject to the federal alternative minimum tax.


VISION MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                            VALUE
 ----------- --------------------------------------------------   ------------
 (A) CORPORATE OBLIGATIONS--85.4%
 --------------------------------------------------------------
             AUTOS--7.9%
             --------------------------------------------------
 $25,000,000 Daimler Benz North America Corp., 5.563%, 7/2/1998   $ 24,764,056
             --------------------------------------------------
  30,000,000 Ford Motor Credit Corp., 5.546%, 7/13/1998             29,667,242
             --------------------------------------------------   ------------
              Total                                                 54,431,298
             --------------------------------------------------   ------------
             BANKING--8.0%
             --------------------------------------------------
   7,445,000 (b)Atlas Iron Processors, Inc., Series 1994,
             5.750%, 5/6/1998                                        7,445,000
             --------------------------------------------------
  18,000,000 Commerzbank U.S. Finance, Inc., 5.515%, 5/19/1998      17,951,040
             --------------------------------------------------
  30,000,000 Toronto Dominion Holdings (USA), Inc., 5.530%,
             10/5/1998                                              29,296,117
             --------------------------------------------------   ------------
              Total                                                 54,692,157
             --------------------------------------------------   ------------
             CHEMICALS--3.6%
             --------------------------------------------------
  25,000,000 Du Pont (E.I.) de Nemours & Co., 5.493%, 5/7/1998      24,977,458
             --------------------------------------------------   ------------
             DIVERSIFIED--4.4%
             --------------------------------------------------
  30,000,000 General Electric Capital Corp., 5.515%, 5/15/1998      29,936,767
             --------------------------------------------------   ------------
             ENTERTAINMENT--3.6%
             --------------------------------------------------
  25,000,000 Disney (Walt) Co., 5.531%, 9/21/1998                   24,466,729
             --------------------------------------------------   ------------
             FARM EQUIPMENT & LEASING--3.6%
             --------------------------------------------------
  25,000,000 Deere (John) Capital Corp., 5.557%, 7/17/1998          24,708,576
             --------------------------------------------------   ------------
             FINANCIAL RECEIVABLES--8.7%
             --------------------------------------------------
  30,000,000 Apreco, Inc., 5.591%, 6/25/1998                        29,746,083
             --------------------------------------------------
  30,000,000 CIESCO, L.P., 5.536%, 6/5/1998                         29,839,583
             --------------------------------------------------   ------------
              Total                                                 59,585,666
             --------------------------------------------------   ------------
             FINANCIAL RETAIL--17.4%
             --------------------------------------------------
  30,000,000 American Express Credit Corp., 5.702%, 5/4/1998        29,986,075
             --------------------------------------------------
  30,000,000 (b)Associates Corp. of North America, 5.497%,
             4/30/1998                                              30,000,000
             --------------------------------------------------
  30,000,000 Beneficial Corp., 5.477%, 5/29/1998                    29,874,467
             --------------------------------------------------
  30,000,000 Commercial Credit Co., 5.539%, 6/17/1998               29,784,975
             --------------------------------------------------   ------------
              Total                                                119,645,517
             --------------------------------------------------   ------------


VISION MONEY MARKET FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                       VALUE
 ----------- ---------------------------------------------   ------------
 (A) CORPORATE OBLIGATIONS--CONTINUED
 ---------------------------------------------------------
             FOOD & BEVERAGE--3.6%
             ---------------------------------------------
 $25,000,000 Coca-Cola Co., 5.506%, 6/1/1998                 $ 24,883,104
             ---------------------------------------------   ------------
             INSURANCE--13.0%
             ---------------------------------------------
  30,000,000 American General Finance Corp., 5.616%,
             8/19/1998                                         29,494,000
             ---------------------------------------------
  30,000,000 Prudential Funding Corp., 5.603%, 7/29/1998       29,592,083
             ---------------------------------------------
  30,000,000 Transamerica Finance Corp., 5.541%, 5/20/1998     29,912,758
             ---------------------------------------------   ------------
              Total                                            88,998,841
             ---------------------------------------------   ------------
             OIL--8.0%
             ---------------------------------------------
  30,000,000 Chevron U.S.A., Inc., 5.536%, 6/8/1998            29,826,467
             ---------------------------------------------
  25,000,000 Texaco, Inc., 5.566%, 6/19/1998                   24,813,528
             ---------------------------------------------   ------------ ---
              Total                                            54,639,995
             ---------------------------------------------   ------------
             TELECOMMUNICATIONS--3.6%
             ---------------------------------------------
  25,000,000 BellSouth Telecommunications, Inc., 5.561%,
             6/12/1998                                         24,839,583
             ---------------------------------------------   ------------
              TOTAL CORPORATE OBLIGATIONS                     585,805,691
             ---------------------------------------------   ------------
 (A) U.S. GOVERNMENT AGENCIES--9.1%
 ---------------------------------------------------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION--3.6%
             ---------------------------------------------
  25,000,000 5.495%, 6/3/1998                                  24,877,854
             ---------------------------------------------
             FEDERAL FARM CREDIT BANK--2.6%
             ---------------------------------------------
  17,820,000 5.690%, 6/26/1998                                 17,672,115
             ---------------------------------------------
             STUDENT LOAN MARKETING ASSOCIATION--2.9%
             ---------------------------------------------
  20,000,000 5.283%, 5/15/1998                                 19,966,496
             ---------------------------------------------   ------------
              TOTAL U.S. GOVERNMENT AGENCIES                   62,516,465
             ---------------------------------------------   ------------


VISION MONEY MARKET FUND
-------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                        VALUE
 ----------- ----------------------------------------------   ------------
 (C) REPURCHASE AGREEMENT--5.6%
 ----------------------------------------------------------
 $38,678,000 State Street Bank and Trust Co., 5.470%, dated
             4/30/1998, due 5/1/1998                          $ 38,678,000
             ----------------------------------------------   ------------
              TOTAL INVESTMENTS (AT AMORTIZED COST)(D)        $687,000,156
             ----------------------------------------------   ------------

(a) Each issue, with the exception of variable rate securities, shows the coupon or rate of discount at the time of purchase, if applicable.

(b) Denotes variable rate securities which show current rate and next demand date.

(c) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(d) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($686,258,693) at April 30, 1998.

(See Notes which are an integral part of the Financial Statements)

VISION TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                           VALUE
 ------------ -------------------------------------------------   ------------
 U.S. TREASURY OBLIGATIONS--53.6%
 --------------------------------------------------------------
              U.S. TREASURY BILLS--13.5%
              -------------------------------------------------
 $ 60,000,000 5.0525%-5.075%, 6/4/1998-10/8/1998                  $ 59,535,791
              -------------------------------------------------
              U.S. TREASURY NOTES--40.1%
              -------------------------------------------------
  177,000,000 4.750%-8.250%, 5/31/1998-9/30/1998                   177,214,880
              -------------------------------------------------   ------------
               TOTAL U.S. TREASURY OBLIGATIONS                     236,750,671
              -------------------------------------------------   ------------
 (A) REPURCHASE AGREEMENTS--46.0%
 --------------------------------------------------------------
  100,000,000 Goldman Sachs Group, LP, 5.480%, dated 4/30/1998,
              due 5/1/1998                                         100,000,000
              -------------------------------------------------
   85,000,000 CS First Boston Corp., 5.480%, dated 4/30/1998,
              due 5/1/1998                                          85,000,000
              -------------------------------------------------
   18,119,000 State Street Bank and Trust Co., 5.470%, dated
              4/30/1998, due 5/1/1998                               18,119,000
              -------------------------------------------------   ------------
               TOTAL REPURCHASE AGREEMENTS                         203,119,000
              -------------------------------------------------   ------------
               TOTAL INVESTMENTS (AT AMORTIZED COST)(B)           $439,869,671
              -------------------------------------------------   ------------

(a) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($441,422,142) at April 30, 1998.

(See Notes which are an integral part of the Financial Statements)



VISION NEW YORK TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 (A) SHORT-TERM MUNICIPALS--99.6%
 --------------------------------------------------------
            NEW YORK--99.6%
            ---------------------------------------------
 $2,750,000 Chautauqua County, NY IDA, IDR Bonds Weekly
            VRDNs (Belknap Business Forms)/(Key Bank of
            New York LOC)/(AMT)                               A-1   $ 2,750,000
            ---------------------------------------------
  1,500,000 Monroe County, NY, GO, 3.35% CP, Mandatory
            Tender 6/10/1998                                  A1+     1,500,000
            ---------------------------------------------
  3,000,000 Municipal Assistance Corp of New York,
            (Series F), 3.55% CP, Mandatory Tender
            6/10/1998                                       A1+/P1    3,000,000
            ---------------------------------------------
  1,000,000 Municipal Assistance Corp of New York, 3.30%
            CP, Mandatory Tender 5/13/1998                  A1+/P1    1,000,000
            ---------------------------------------------
  2,800,000 New York City Housing Development Corp.,
            (Series 1993A) Weekly VRDNs (Columbus
            Gardens)/(Citibank NA, New York LOC)              A1+     2,800,000
            ---------------------------------------------
  1,000,000 New York City Housing Development Corp.,
            (Series A) Weekly VRDNs (Upper Fifth
            Avenue)/(Bankers Trust Co., New York LOC)       VMIG-1    1,000,000
            ---------------------------------------------
  2,000,000 New York City Housing Development Corp., East
            17th St. Properties Mortgage Revenue Bonds
            (Series A) Daily VRDNs (Chase Manhattan Bank
            N.A., New York LOC)                               A1      2,000,000
            ---------------------------------------------
  1,500,000 New York City Municipal Water Finance
            Authority, Water and Sewer System Revenue
            Bonds (Series 1995 A) Daily VRDNs (FGIC
            INS)/(FGIC Securities Purchase, Inc. LIQ)       VMIG-1    1,500,000
            ---------------------------------------------
    300,000 New York City, NY Daily VRDNs (Morgan
            Guaranty Trust Co., New York LOC)               VMIG-1      300,000
            ---------------------------------------------
  1,950,000 New York City, NY IDA, Revenue Bonds
            Weekly VRDNs (Ronald McDonald
            House)/(Barclays Bank, New York LOC)              A1+     1,950,000
            ---------------------------------------------
    100,000 New York City, NY, (Subseries B-4) Daily
            VRDNs (Morgan Guaranty Trust Co., New York
            LOC)                                            VMIG-1      100,000
            ---------------------------------------------
    100,000 New York City, NY, GO UT Bonds (Series B-2) Daily VRDNs
            (Union Bank of Switzerland LOC)                 VMIG-1      100,000
            ---------------------------------------------


VISION NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

  PRINCIPAL                                                 CREDIT
   AMOUNT                                                   RATING*    VALUE
 ----------- --------------------------------------------   ------- -----------
 (A) SHORT-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
             NEW YORK--CONTINUED
             --------------------------------------------
 $   150,000 New York City, NY, GO UT Bonds (Series B-2)
             Daily VRDNs (Morgan Guaranty Trust Co., New
             York LOC)                                      VMIG-1  $   150,000
             --------------------------------------------
   1,700,000 New York City, NY, Series C Daily VRDNs
             (Morgan Guaranty Trust Co., New York LOC)      VMIG-1    1,700,000
             --------------------------------------------
     500,000 New York City, NY, Subseries A-10 Daily
             VRDNs (Morgan Guaranty Trust Co., New York
             LOC)                                           VMIG-1      500,000
             --------------------------------------------
     500,000 New York City, NY, Subseries A-10 Daily
             VRDNs (Morgan Guaranty Trust Co., New York
             LOC)                                           VMIG-1      500,000
             --------------------------------------------
   3,000,000 New York State Dormitory Authority,
             (Columbia University Program), 3.25% CP,
             Mandatory Tender 6/9/1998                      A1+/P1    3,000,000
             --------------------------------------------
   3,300,000 New York State Energy Research & Development
             Authority Daily VRDNs (Niagara Mohawk Power
             Corp.)/(Toronto-Dominion Bank LOC)               A1+     3,300,000
             --------------------------------------------
   2,000,000 New York State Energy Research & Development
             Authority, (Series B) Weekly VRDNs
             (Rochester Gas & Electric Corp)/(MBIA
             Insurance Corporation INS)                     VMIG-1    2,000,000
             --------------------------------------------
     500,000 New York State Energy Research & Development
             Authority, (Series C) Daily VRDNs (Niagara
             Mohawk Power Corp.)/(Canadian Imperial Bank
             of Commerce, Toronto LOC)                        P-1       500,000
             --------------------------------------------
   2,595,000 New York State Energy Research & Development
             Authority, Gas Facilities Revenue Bonds
             (1997 Series A-1) Weekly VRDNs (Brooklyn
             Union Gas Co.)/(MBIA Insurance Corporation
             INS)/(Union Bank of Switzerland, Zurich LIQ)   VMIG-1    2,595,000
             --------------------------------------------
   1,000,000 New York State Energy Research & Development
             Authority, PCR Revenue Bonds (Series 1994 C)
             Daily VRDNs (Morgan Guaranty Trust Co., New
             York LOC)                                      VMIG-1    1,000,000
             --------------------------------------------
   1,000,000 New York State Energy Research & Development
             Authority, Revenue Bonds (Series A) Weekly
             VRDNs (Long Island Lighting Co.)/(Union Bank
             of Switzerland LOC)/(AMT)                      VMIG-1    1,000,000
             --------------------------------------------
     500,000 New York State Energy Research & Development
             Authority, Revenue Bonds (Series B) Daily
             VRDNs (Niagara Mohawk Power Corp.)               A1+       500,000
             --------------------------------------------


VISION NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

  PRINCIPAL                                                 CREDIT
   AMOUNT                                                   RATING*    VALUE
 ----------- --------------------------------------------   ------- -----------
 (A) SHORT-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
             NEW YORK--CONTINUED
             --------------------------------------------
 $ 2,400,000 New York State Environmental Facilities
             Corp., 3.55% CP, Mandatory Tender 6/15/1998     A1/P1  $ 2,400,000
             --------------------------------------------
   1,000,000 New York State Environmental Facilities
             Corp., 3.60% CP, Mandatory Tender
             6/15/1998/(AMT)                                 A1/P1    1,000,000
             --------------------------------------------
     700,000 New York State Environmental Facilities
             Corp., Resource Recovery Improvement Bonds
             Daily VRDNs (OFS Equity Huntington
             Project)/(Union Bank of Switzerland
             LOC)/(AMT)                                       A1+       700,000
             --------------------------------------------
   1,925,000 New York State HFA, Revenue Bonds Weekly
             VRDNs (Normandie Corp.)/(Heleba Bank
             LOC)/(AMT)                                     VMIG-1    1,925,000
             --------------------------------------------
   2,700,000 New York State Local Government Assistance
             Corp., (Series E) Weekly VRDNs (Canadian
             Imperial Bank of Commerce, Toronto LOC)        VMIG-1    2,700,000
             --------------------------------------------
     950,000 New York State Medical Care Facilities
             Finance Agency Weekly VRDNs (Pooled Loan
             Program)/(Chase Manhattan Bank N.A., New
             York LOC)                                      VMIG-1      950,000
             --------------------------------------------
   1,000,000 New York State Power Authority, 3.30% CP,
             Mandatory Tender 5/1/1998                       A1/P1    1,000,000
             --------------------------------------------
   1,000,000 New York State Power Authority, 3.60% TOBs
             9/1/1998                                       VMIG-1    1,000,000
             --------------------------------------------
     700,000 New York State Power Authority, 3.60% TOBs
             9/1/1998                                       VMIG-1      700,000
             --------------------------------------------
     500,000 New York State Power Authority, Revenue
             Bonds, 3.60% TOBs 9/1/1998                     VMIG-1      500,000
             --------------------------------------------
   3,000,000 New York State, 3.50% CP, Mandatory Tender
             6/11/1998
             (WestDeutsche Landesbank Girozentrale LOC)      A1/P1    3,000,000
             --------------------------------------------
   2,800,000 Niagara Falls, NY Bridge Commission, Revenue
             Bonds (Series 1993A) Weekly VRDNs (FGIC
             INS)/(Industrial Bank of Japan Ltd., Tokyo
             LIQ)                                           VMIG-1    2,800,000
             --------------------------------------------
   1,250,000 Oyster Bay, NY, GO UT, 4.00% RANs, 1/29/1999     NR      1,252,871
             --------------------------------------------
   1,000,000 Port Authority of New York and New Jersey,
             (Series B), 3.10% CP, Mandatory Tender
             5/11/1998 (Bank of Nova Scotia LOC)            A1+/P1    1,000,000
             --------------------------------------------


VISION NEW YORK TAX-FREE MONEY MARKET FUND
-------------------------------------------------------------------------------

  PRINCIPAL                                                 CREDIT
   AMOUNT                                                   RATING*    VALUE
 ----------- --------------------------------------------   ------- -----------
 (A) SHORT-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
             NEW YORK--CONTINUED
             --------------------------------------------
 $ 2,845,000 Port Authority of New York and New Jersey,
             (Series B), 3.50% CP, Mandatory Tender
             6/4/1998 (Bank of Nova Scotia LOC)             A1+/P1  $ 2,845,000
             --------------------------------------------
   2,000,000 Putnam County, NY, GO UT, 4.25% TANs,
             8/25/1998                                        NR      2,003,093
             --------------------------------------------
   1,000,000 Seneca County, NY IDA Weekly VRDNs (New York
             Chiropractic College)/(Fleet Bank N.A. LOC)      A-1     1,000,000
             --------------------------------------------
   1,900,000 St. Lawrence County, NY IDA, Refunding
             Revenue Bonds Daily VRDNs (Reynolds Metals
             Co.)/(Bank of Nova Scotia LOC)                   P1      1,900,000
             --------------------------------------------
   2,000,000 Suffolk County, NY, (Series II), 4.25% TANs (Canadian Imperial Bank
             of Commerce, NY, Natwest Bancorp and WestDeutsche Landesbank
             Girozentrale LOCs), 9/10/1998                   MIG-1    2,003,135
             --------------------------------------------
   2,000,000 Suffolk County, NY, GO UT (Series RA-1),
             4.25% TRANs, 8/13/1998                          MIG-1    2,003,414
             --------------------------------------------
   3,200,000 Westchester County, NY, GO UT (Series A),
             4.60% Bonds, 12/15/1998                          Aaa     3,217,483
             --------------------------------------------
   2,375,000 Yonkers, NY IDA, Civic Facility Revenue
             Bonds, (Series 1994) Weekly VRDNs (Consumers
             Union Facility)/(AMBAC INS)/(Credit Local de
             France LIQ)                                    VMIG-1    2,375,000
             --------------------------------------------           -----------
              TOTAL INVESTMENTS (AT AMORTIZED COST)(B)              $73,019,996
             --------------------------------------------           -----------

(a) At April 30, 1998, 10.1% of the total investments at market value were subject to alternative minimum tax.

(b) Also represents cost for federal tax purposes.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
      ($73,344,906) at April 30, 1998.



VISION NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond            LOCs--Letter(s) of Credit
        Assurance Corporation             LOC--Letter of Credit
AMT--Alternative Minimum Tax              MBIA--Municipal Bond Investors
CP--Commercial Paper                      Assurance
FGIC--Financial Guaranty Insurance CompanyPCR--Pollution Control Revenue
GO--General Obligation                    RANs--Revenue Anticipation Notes
HFA--Housing Finance Authority            TANs--Tax Anticipation Notes
IDA--Industrial Development Authority     TOBs--Tender Option Bonds
IDR--Industrial Development Revenue       TRANs--Tax and Revenue Anticipation
INS--Insured                              Notes
LIQ--Liquidity Agreement                  UT--Unlimited Tax
                                          VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)


VISION MONEY MARKET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1998
--------------------------------------------------------------------------------

                                    NEW YORK
                                                      TREASURY    TAX-FREE
                                          MONEY        MONEY        MONEY
                                          MARKET       MARKET      MARKET
                                           FUND         FUND        FUND
-------------------------------------- ------------ ------------ -----------
ASSETS:
--------------------------------------
Investments in securities              $648,322,156 $236,750,671 $73,019,996
--------------------------------------
Investments in repurchase agreements     38,678,000  203,119,000          --
-------------------------------------- ------------ ------------ -----------
  Total investments, at amortized cost
  and value                             687,000,156  439,869,671  73,019,996
--------------------------------------
Cash                                            393          908          --
--------------------------------------
Income receivable                           419,354    3,075,797     388,028
--------------------------------------
Receivable for shares sold                  542,053      429,716   1,492,665
-------------------------------------- ------------ ------------ -----------
  Total assets                          687,961,956  443,376,092  74,900,689
--------------------------------------
LIABILITIES:
--------------------------------------
Income distribution payable               1,476,002    1,803,147      86,540
--------------------------------------
Payable for shares redeemed                 154,350       65,768      27,433
--------------------------------------
Payable to Bank                                  --           --   1,419,836
--------------------------------------
Accrued expenses                             72,911       85,035      21,974
-------------------------------------- ------------ ------------ -----------
  Total liabilities                       1,703,263    1,953,950   1,555,783
-------------------------------------- ------------ ------------ -----------
NET ASSETS                             $686,258,693 $441,422,142 $73,344,906
-------------------------------------- ------------ ------------ -----------
NET ASSET VALUE, Offering Price and
Redemption Proceeds Per Share:                $1.00        $1.00       $1.00
-------------------------------------- ------------ ------------ -----------
SHARES OUTSTANDING:                     686,258,693  441,422,142  73,344,906
-------------------------------------- ------------ ------------ -----------

(See Notes which are an integral part of the Financial Statements)


VISION MONEY MARKET FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

                                    NEW YORK
                                    TAX-FREE
                                 TREASURY MONEY
                                           MONEY        MONEY       MARKET
                                        MARKET FUND  MARKET FUND     FUND
--------------------------------------  -----------  -----------  ----------
INVESTMENT INCOME:
--------------------------------------
Interest                                $35,654,620  $25,569,696  $2,796,471
--------------------------------------  -----------  -----------  ----------
EXPENSES:
--------------------------------------
Investment advisory fee                   3,158,235    2,304,815     389,766
--------------------------------------
Administrative personnel and services
fee                                         735,859      543,332      91,198
--------------------------------------
Custodian fees                               29,456       32,670       6,618
--------------------------------------
Transfer and dividend disbursing agent
fees and expenses                           232,583       39,571      30,754
--------------------------------------
Directors' fees                              22,777        9,169          71
--------------------------------------
Auditing fees                                17,188       13,829      12,904
--------------------------------------
Legal fees                                   17,104       18,338       5,028
--------------------------------------
Portfolio accounting fees                    41,473       31,081      28,447
--------------------------------------
Share registration costs                     18,501       41,940      12,984
--------------------------------------
Printing and postage                         11,990       13,728       9,403
--------------------------------------
Taxes                                        80,265       27,809      10,701
--------------------------------------
Insurance premiums                              727        4,660       2,172
--------------------------------------
Miscellaneous                                15,905        4,610       8,537
--------------------------------------  -----------  -----------  ----------
 TOTAL EXPENSES                           4,382,063    3,085,552     608,583
--------------------------------------  -----------  -----------  ----------
Waivers--
--------------------------------------
Waiver of investment advisory fee          (336,623)    (379,597)   (218,264)
--------------------------------------  -----------  -----------  ----------
  NET EXPENSES                            4,045,440    2,705,955     390,319
--------------------------------------  -----------  -----------  ----------
    NET INVESTMENT INCOME               $31,609,180  $22,863,741  $2,406,152
--------------------------------------  -----------  -----------  ----------

(See Notes which are an integral part of the Financial Statements)

VISION MONEY MARKET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     TREASURY                     NEW YORK TAX-FREE
                             MONEY MARKET FUND                  MONEY MARKET FUND                 MONEY MARKET FUND
                      ---------------------------------  ---------------------------------  ------------------------------
                            YEAR ENDED APRIL 30,               YEAR ENDED APRIL 30,             YEAR ENDED APRIL 30,
                      ---------------------------------  ---------------------------------  ------------------------------
                            1998             1997              1998             1997             1998            1997
--------------------- ----------------  ---------------  ----------------  ---------------  ---------------  -------------
INCREASE (DECREASE)
IN NET ASSETS
---------------------
OPERATIONS--
---------------------
 Net investment
 income               $     31,609,180  $    27,303,759  $     22,863,741  $    21,796,019  $     2,406,152  $   2,073,551
--------------------- ----------------  ---------------  ----------------  ---------------  ---------------  -------------
DISTRIBUTIONS TO
SHAREHOLDERS--
---------------------
 Distributions from
 net investment
 income                    (31,609,180)     (27,303,759)      (22,863,741)     (21,796,019)      (2,406,152)    (2,073,551)
--------------------- ----------------  ---------------  ----------------  ---------------  ---------------  -------------
SHARE TRANSACTIONS--
---------------------
 Proceeds from sales
 of shares              18,911,301,933    8,645,835,065    13,346,041,424    3,654,497,462    1,153,995,180    176,252,479
---------------------
 Net asset value of
 shares issued to
 shareholders in
 payment of
 distributions
 declared                   14,408,441       11,569,142         3,467,336        2,819,179        1,148,312        779,290
---------------------
 Cost of shares
 redeemed              (18,839,268,923)  (8,546,816,379)  (13,281,571,255)  (3,656,716,056)  (1,138,416,526)  (186,176,785)
--------------------- ----------------  ---------------  ----------------  ---------------  ---------------  -------------
 Change in net
 assets from share
 transactions               86,441,451      110,587,828        67,937,505          600,585       16,726,966     (9,145,016)
--------------------- ----------------  ---------------  ----------------  ---------------  ---------------  -------------
  Change in net
  assets                    86,441,451      110,587,828        67,937,505          600,585       16,726,966     (9,145,016)
---------------------
NET ASSETS:
---------------------
 Beginning of period       599,817,242      489,229,414       373,484,637      372,884,052       56,617,940     65,762,956
--------------------- ----------------  ---------------  ----------------  ---------------  ---------------  -------------
 End of period        $    686,258,693  $   599,817,242  $    441,422,142  $   373,484,637  $    73,344,906  $  56,617,940
--------------------- ----------------  ---------------  ----------------  ---------------  ---------------  -------------

(See Notes which are an integral part of the Financial Statements)


VISION MONEY MARKET FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                   NET ASSET VALUE,    NET       DISTRIBUTIONS TO    NET ASSET
   YEAR ENDED         BEGINNING     INVESTMENT SHAREHOLDERS FROM NET VALUE, END
    APRIL 30,         OF PERIOD       INCOME    INVESTMENT INCOME    OF PERIOD
-------------------------------------------------------------------------------
MONEY MARKET FUND
1989(a)                 $1.00          0.07            (0.07)          $1.00
1990                    $1.00          0.08            (0.08)          $1.00
1991                    $1.00          0.07            (0.07)          $1.00
1992                    $1.00          0.05            (0.05)          $1.00
1993                    $1.00          0.03            (0.03)          $1.00
1994                    $1.00          0.03            (0.03)          $1.00
1995                    $1.00          0.05            (0.05)          $1.00
1996                    $1.00          0.05            (0.05)          $1.00
1997                    $1.00          0.05            (0.05)          $1.00
1998                    $1.00          0.05            (0.05)          $1.00
TREASURY MONEY MARKET FUND
1989(a)                 $1.00          0.07            (0.07)          $1.00
1990                    $1.00          0.08            (0.08)          $1.00
1991                    $1.00          0.07            (0.07)          $1.00
1992                    $1.00          0.04            (0.04)          $1.00
1993                    $1.00          0.03            (0.03)          $1.00
1994                    $1.00          0.03            (0.03)          $1.00
1995                    $1.00          0.04            (0.04)          $1.00
1996                    $1.00          0.05            (0.05)          $1.00
1997                    $1.00          0.05            (0.05)          $1.00
1998                    $1.00          0.05            (0.05)          $1.00
NEW YORK TAX-FREE MONEY MARKET FUND
1989(a)                 $1.00          0.04            (0.04)          $1.00
1990                    $1.00          0.05            (0.05)          $1.00
1991                    $1.00          0.05            (0.05)          $1.00
1992                    $1.00          0.03            (0.03)          $1.00
1993                    $1.00          0.02            (0.02)          $1.00
1994                    $1.00          0.02            (0.02)          $1.00
1995                    $1.00          0.03            (0.03)          $1.00
1996                    $1.00          0.03            (0.03)          $1.00
1997                    $1.00          0.03            (0.03)          $1.00
1998                    $1.00          0.03            (0.03)          $1.00
-------------------------------------------------------------------------------

(a) Reflects operations for the period from June 1, 1988 (date of initial public offering) to April 30, 1989.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) Computed on an annualized basis.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


VISION MONEY MARKET FUNDS
FINANCIAL HIGHLIGHTS--CONTINUED
--------------------------------------------------------------------------------

                     RATIOS TO AVERAGE NET ASSETS
              ------------------------------------------------------
                                  NET                EXPENSE             NET ASSETS,
   TOTAL                       INVESTMENT            WAIVER/            END OF PERIOD
 RETURN(B)    EXPENSES           INCOME          REIMBURSEMENT(D)       (000 OMITTED)
-------------------------------------------------------------------------------------
   7.52%        0.74%(c)          8.00%(c)             0.29%(c)           $ 84,668
   8.58%        0.72%             8.19%                0.25%              $121,227
   7.21%        0.81%             6.99%                0.09%              $ 86,973
   4.60%        0.75%             4.40%                0.06%              $143,670
   3.21%        0.36%             3.13%                0.39%              $226,298
   3.01%        0.28%             2.98%                0.42%              $266,626
   4.77%        0.51%             4.80%                0.19%              $431,316
   5.33%        0.58%             5.19%                0.11%              $489,229
   4.93%        0.61%             4.77%                0.10%              $599,817
   5.11%        0.64%             5.00%                0.05%              $686,259
   7.08%        0.68%(c)          7.48%(c)             0.34%(c)           $ 31,388
   8.17%        0.86%             7.88%                0.25%              $ 32,986
   6.96%        0.75%             6.52%                0.06%              $ 91,682
   4.54%        0.75%             4.38%                0.04%              $100,373
   3.05%        0.40%             2.98%                0.39%              $128,825
   2.88%        0.31%             2.86%                0.43%              $197,521
   4.57%        0.51%             4.53%                0.19%              $210,526
   5.25%        0.57%             5.10%                0.09%              $372,884
   4.82%        0.58%             4.75%                0.10%              $373,485
   4.98%        0.59%             4.96%                0.08%              $441,422
   4.55%        0.68%(c)          4.83%(c)             0.45%(c)           $  8,309
   5.24%        0.83%             5.11%                0.65%              $  8,494
   4.73%        0.69%             4.66%                0.87%              $  9,445
   2.99%        0.95%             2.92%                0.65%              $  7,028
   1.68%        0.71%             1.67%                0.63%              $ 17,899
   1.88%        0.41%             1.88%                0.58%              $ 40,180
   2.84%        0.40%             2.76%                0.52%              $ 41,238
   3.20%        0.48%             3.14%                0.38%              $ 65,763
   2.96%        0.50%             2.95%                0.35%              $ 56,618
   3.14%        0.50%             3.09%                0.28%              $ 73,345
-------------------------------------------------------------------------------------



VISION MONEY MARKET FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998
-------------------------------------------------------------------------------

(1) ORGANIZATION

Vision Group of Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of eight diversified portfolios and one non-diversified portfolio (individually referred to as the "Fund", or collectively as the "Funds"). The following diversified Funds are presented herein:

              PORTFOLIO NAME                                     INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------
  Vision Money Market Fund ("Money       Seeks current income with liquidity and
  Market")                               stability of principal by investing in high
                                         quality money market instruments.
-------------------------------------------------------------------------------------
  Vision Treasury Money Market Fund      Seeks current income with liquidity and
  ("Treasury Money Market")              stability of principal by investing in
                                         direct obligations of the U.S. Treasury,
                                         such as Treasury bills and notes, and
                                         repurchase agreements secured by these
                                         obligations.
-------------------------------------------------------------------------------------
  Vision New York Tax-Free Money Market Seeks as high a level of current interest Fund ("New York Tax-Free Money income that is exempt from federal regular Market") income tax
                                         as is consistent with liquidity and relative
                                         stability of principal.


The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS--The Funds' use of the amortized cost method to value their portfolio securities is in accordance with Rule 2a-7 under the Act.

  REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.


VISION MONEY MARKET FUNDS
-------------------------------------------------------------------------------

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

  FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER--Investment transactions are accounted for on the trade date.

(3) CAPITAL STOCK

At April 30, 1998, there were 1,000,000,000 shares of $0.001 par value capital stock authorized with respect to each Fund. Capital paid-in for Money Market aggregated $685,572,434, par value was $686,259; Treasury Money Market aggregated $440,980,720, par value was $441,422, New York Tax-Free Money Market aggregated $73,271,561, par value was $73,345. Transactions in capital stock were as follows:

                                                        MONEY MARKET
                                               -------------------------------
                                                    YEAR ENDED APRIL 30,
                                               -------------------------------
                                                    1998             1997
---------------------------------------------  ---------------  --------------
Shares sold                                     18,911,301,933   8,645,835,065
---------------------------------------------
Shares issued to shareholders in payment of
distributions declared                              14,408,441      11,569,142
---------------------------------------------
Shares redeemed                                (18,839,268,923) (8,546,816,379)
---------------------------------------------  ---------------  --------------
 Net change resulting from share transactions       86,441,451     110,587,828
---------------------------------------------  ---------------  --------------


VISION MONEY MARKET FUNDS
-------------------------------------------------------------------------------

                                                   TREASURY MONEY MARKET
                                               -------------------------------
                                                    YEAR ENDED APRIL 30,
                                               -------------------------------
                                                    1998             1997
---------------------------------------------  ---------------  --------------
Shares sold                                     13,346,041,424   3,654,497,462
---------------------------------------------
Shares issued to shareholders in payment of
distributions declared                               3,467,336       2,819,179
---------------------------------------------
Shares redeemed                                (13,281,571,255) (3,656,716,056)
---------------------------------------------  ---------------  --------------
 Net change resulting from share transactions       67,937,505         600,585
---------------------------------------------  ---------------  --------------
                                                     NEW YORK TAX-FREE
                                                        MONEY MARKET
                                               -------------------------------
                                                    YEAR ENDED APRIL 30,
                                               -------------------------------
                                                    1998             1997
---------------------------------------------  ---------------  --------------
Shares sold                                      1,153,995,180     176,252,479
---------------------------------------------
Shares issued to shareholders in payment of
distributions declared                               1,148,312         779,290
---------------------------------------------
Shares redeemed                                 (1,138,416,526)   (186,176,785)
---------------------------------------------  ---------------  --------------
 Net change resulting from share transactions       16,726,966      (9,145,016)
---------------------------------------------  ---------------  --------------

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Manufacturers and Traders Trust Company, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of each Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE, TRANSFER AND DIVIDEND DISBURSING AGENT AND FUND ACCOUNTING FEE--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and fund accounting services. FServ, through its subsidiary Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the level of average aggregate net assets of the Corporation for the period. FServ may voluntarily choose to waive a portion of its fee.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Manufacturers and Trader Trust Company, the Funds will pay Manufacturers and Traders Trust Company up to 0.25% of average daily net assets of the Funds for the period. The fee paid to Manufacturers and Traders Trust Company is used to finance certain services for shareholders and to maintain shareholder accounts. The Funds did not pay or accrue Shareholder Services Fees during the fiscal year ended April 30, 1998.


VISION MONEY MARKET FUNDS
-------------------------------------------------------------------------------

GENERAL--Certain of the Officers of the Corporation are Officers and Directors or Trustees of the above companies.

(5) CONCENTRATION OF CREDIT RISK

Since New York Tax-Free Money Market invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 1998, 67.0% of the total market value of securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 7.9% of the total market value of investments.

(6) SUBSEQUENT EVENT

Effective May 1, 1998, Money Market Fund and Treasury Money Market Fund will offer two classes of shares, its existing class (to be designated as Class A Shares), and a new class (to be designated as Class S Shares).

(7) YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of VISION GROUP OF FUNDS, INC.:

We have audited the accompanying statements of assets and liabilities of Vision Money Market Fund, Vision Treasury Money Market Fund, and Vision New York Tax-Free Money Market Fund (three of the portfolios of Vision Group of Funds, Inc.), including the portfolios of investments, as of April 30, 1998, and related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of Vision Group of Funds, Inc., as identified above, at April 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

                                ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
June 17, 1998

DIRECTORS                             OFFICERS
--------------------------------------------------------------------------------

Randall I. Benderson                  Edward C. Gonzales

                                       President and Treasurer
Joseph J. Castiglia                   Charles L. Davis, Jr.

                                       Vice President and Assistant Treasurer
Daniel R. Gernatt, Jr.                Beth S. Broderick

                                       Vice President and Assistant Treasurer
George K. Hambleton, Jr.              Victor R. Siclari
                                       Secretary

                                      C. Todd Gibson
                                       Assistant Secretary


SHARES OF THE VISION FUNDS ARE NOT FDIC INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, MANUFACTURERS AND TRADERS TRUST COMPANY ("M&T BANK"), AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.






Federated Securities Corp.
Distributor
Federated Investors Tower
Pittsburgh, PA 15222-3779
Cusip 92830F307
Cusip 92830F109
Cusip 92830F208               [RECYCLED LOGO APPEARS HERE]
G00158-06 (6/98)


                     LOGO OF VISION GROUP OF FUNDS, INC.

                                 ANNUAL REPORT
                                TO SHAREHOLDERS
                                 APRIL 30, 1998

                                     VISION
                                  Money Market
                                      Fund
                     -------------------------------------

                                     VISION
                                    Treasury
                                  Money Market
                                      Fund
                     -------------------------------------

                                     VISION
                               New York Tax-Free
                                  Money Market
                                      Fund


  Manufacturers and Traders Trust Company
  Investment Adviser to the Funds
  One M&T Plaza
  Buffalo, NY 14240-4556




                                    VISION
                                U.S. Government
                                Securities Fund
                Seeks current income by investing primarily in
                 securities that are guaranteed for payment of
                principal and interest by the U.S. government,
                its agencies or instrumentalities (Fund shares
                        themselves are not guaranteed).
-------------------------------------------------------------------------------

                                    VISION
                              New York Municipal
                                  Income Fund
                          (formerly, VISION New York
                                Tax-Free Fund)
                      Seeks current income that is exempt
                       from federal, New York State and
                      New York City income taxes*, as is
                   consistent with preservation of capital.
-------------------------------------------------------------------------------

                                    VISION
                              Equity Income Fund
    Seeks to provide current income by investing in a diversified portfolio consisting primarily of income- producing equity securities of domestic companies (common and preferred stock and convertible securities). Capital appreciation is a secondary investment consideration.
-------------------------------------------------------------------------------

                                    VISION
                            Growth and Income Fund
               Seeks to provide long-term growth of capital and
                income by investing in a diversified portfolio
                   consisting primarily of equity securities
                   (common stock and convertible securities)
                    and debt securities (bonds and notes).
-------------------------------------------------------------------------------

                                    VISION
                           Capital Appreciation Fund
               Seeks to produce long-term capital appreciation,
                   primarily through a diversified portfolio
                   of mid-capitalization stocks selected for
                     their ability to appreciate in value.
-------------------------------------------------------------------------------

                                    VISION
                               Money Market Fund
                    Seeks current income with liquidity and
                 stability of principal by investing in high-
                      quality money market instruments.**
-------------------------------------------------------------------------------

                                    VISION
                                Treasury Money
                                  Market Fund
               Primarily seeks current income with liquidity and
               stability of principal by investing in short-term
             U.S. Treasury obligations, which are fully guaranteed
                     for payment of principal and interest
                           by the U.S. government.**
-------------------------------------------------------------------------------

                                    VISION
                               New York Tax-Free
                               Money Market Fund
              Seeks a high level of current interest income that is exempt from federal, New York State and
                    New York City income taxes,* as well as
                    liquidity and stability of principal.**
-------------------------------------------------------------------------------
* Some income may be subject to the federal alternative minimum tax.
** Money market mutual funds seek to maintain a stable net asset value of $1.00 per share. There is no assurance that they will be able to do so. An investment in these funds is neither insured nor guaranteed by the U.S. government.

  For more complete information about any of the Vision Funds, contact (800)
     836-2211 for a prospectus. Please read the prospectus carefully before investing.


PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

Dear Investor:

I am pleased to present the Annual Report of the VISION Equity and Income Funds for the 12-month period from May 1, 1997 through April 30, 1998. This report begins with a discussion by each fund's management about the economy, the market, and fund strategies over the period. Next, you will find a complete list of portfolio holdings and financial statements for each fund.

In general, the 12-month reporting period was a very positive period for the VISION Equity and Income Funds, as the following highlights show.

VISION U.S. GOVERNMENT SECURITIES FUND
The fund's portfolio of U.S. government securities paid dividends totaling $0.61 per share. The fund's net asset value rose from $9.28 at the beginning of the period to $9.61 at the period's end. Through income distributions and the increase in net asset value, the fund achieved a total return on April 30, 1998 of 10.42% (5.42% adjusted for the fund's sales charge).* At the end of the reporting period, the fund's assets totaled $53.9 million.

VISION NEW YORK MUNICIPAL INCOME FUND (FORMERLY, VISION NEW YORK TAX-FREE FUND) The fund's portfolio of high-quality, New York municipal bonds paid tax-free income distributions totaling $0.46 per share and capital gains totaling $0.04 per share.** The fund's net asset value rose from $10.08 at the beginning of the period to $10.42 at the period's end. Through income distributions, capital gains and the net asset value increase, the fund achieved a total return on April 30, 1998 of 8.37% (3.54% adjusted for the fund's sales charge).* By the end of the reporting period, tax-sensitive New York residents had invested a total of $43.4 million in the fund.

VISION GROWTH AND INCOME FUND
The fund's portfolio--which focuses on quality, value stocks issued by midsize companies--delivered strong performance to shareholders. The fund achieved a total return on April 30, 1998 of 31.40% (24.17% adjusted for the fund's sales charge)* through dividends totaling $0.09 per share, capital gains totaling $3.34 per share and a share price increase of $1.02. Fund assets reached $143.4 million at the end of the reporting period.

VISION CAPITAL APPRECIATION FUND
The fund's relatively aggressive portfolio of stocks issued by mid-size companies resulted in extremely strong performance to shareholders. The fund achieved a total return on April 30, 1998 of 40.07% (32.31% adjusted for the fund's sales charge)* through capital gains totaling $0.86 per share and a significant share price increase from $11.26 to $14.77. Fund assets totaled $75 million at the end of the reporting period.


*Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**Income may be subject to the federal alternative minimum tax.


Thank you for choosing one or more of the VISION Equity and Income Funds to pursue your financial goals. We look forward to keeping you up-to-date on your progress.

Sincerely,

/s/ Edward C. Gonzales
Edward C. Gonzales
President
June 15, 1998


INVESTMENT REVIEW
-------------------------------------------------------------------------------

VISION U.S. GOVERNMENT SECURITIES FUND

Yields on U.S. fixed income securities fell during the Vision U.S. Government Securities Fund's fiscal year. On April 30, 1997, the yield of the U.S. Treasury ten-year note was 6.69%. The ten-year note peaked on May 28, 1997 at 6.80%, then reached a low of 5.39% on January 12, 1998, but regained some strength to end the reporting period at 5.68% on April 30, 1998.

What happened in 1997 and early 1998? On March 25, 1997, the Federal Reserve Board (the "Fed") raised the federal funds target rate to 5.50%. This level has remained unchanged to date. Economic growth over the past year was relatively strong. The year-over-year percentage change for the chain- weighted real Gross Domestic Product for the quarter ended March 31, 1998 was 3.70%. This growth rate was higher than the 2.0-2.5% rate that is generally recognized as the Fed's non-inflation threatening rate of economic growth. However, the year-over-year percentage change in the consumer price index (CPI) for the year ended April 30, 1998 reached a cycle low of 1.40%. Looking forward, a key topic of debate in the fixed income market is whether the best news on inflation is already behind us. Over the fiscal year weak economic activity in Asia helped place downward pressure on commodity prices and increased demand for U.S. dollars. This activity contributed to the subdued inflation rate. However, there is some evidence that the majority of the benefits in health care cost containment have already been achieved. Additionally, the recent strength in U.S. economic growth has led to relatively tight labor markets. Tight labor markets increase the susceptibility of the economy to labor shortages and bottlenecks which could prove inflationary. Both real and nominal interest rates remain attractive as long as inflation rates remain subdued.

The fund posted a 10.42% total return based on net asset value (5.42% adjusted for the fund's sales charge)* for the one year period ended April 30, 1998. This compares to returns for the Lipper General Government Index and the Morningstar General U.S. Government Bond Average of 10.27% and 8.86%, respectively.** The fund's duration was slightly longer than the market average. We continued to emphasize government securities that provided higher current income, especially in the environment of reduced interest rate volatility. We increased the fund's portfolio weighting of corporate and taxable municipal bonds coincident with a widening of yield spreads in these sectors. In the mortgage-backed security sector, we continued to emphasize very old, low balance mortgages in an attempt to diminish prepayment risk.

*Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so than an investor's shares, when redeemed, may be worth more or less than their original cost.
**Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category. Morningstar figures represent the average of the total returns reported by all of the mutual funds designated by Morningstar, Inc., an independent mutual fund rating service, as falling into the category indicated. Morningstar figures do not reflect sales charges.


VISION NEW YORK MUNICIPAL INCOME FUND (FORMERLY, VISION NEW YORK TAX-FREE
FUND)

Yields on municipal securities fell during Vision New York Municipal Income Fund's fiscal year. The municipal bond market, as measured by the Bond Buyer 40 Index* (yield to par basis) began the fiscal year at 6.09% and ended the fiscal year at 5.68% on April 30, 1998. Measured as a percentage of the U.S. 30 year Treasury yield, the Bond Buyer 40 Index ranged between 84.0% on June 13, 1996 to 95.5% on April 30, 1998.

What happened in 1997 and early 1998? On March 25, 1997, the Federal Reserve Board (the "Fed") raised the federal funds target rate to 5.50%. This level has remained unchanged to date. Economic growth over the past year was relatively strong. The year-over-year percentage change for the chain- weighted real Gross Domestic Product for the quarter ended March 31, 1998 was 3.70%. This growth rate was higher than the 2.0-2.5% rate that is generally recognized as the Fed's non-inflation threatening rate of economic growth. However, the year-over-year percentage change in the consumer price index (CPI) for the year ended April 30, 1998 reached a cycle low of 1.40%. Looking forward, a key topic of debate in the fixed income market is whether the best news on inflation is already behind us. Over the fiscal year weak economic activity in Asia helped place downward pressure on commodity prices and increased demand for U.S. dollars. This activity contributed to the subdued inflation rate. However, there is some evidence that the majority of the benefits in health care cost containment have already been achieved. Additionally, the recent strength in U.S. economic growth has led to relatively tight labor markets. Tight labor markets increase the susceptibility of the economy to labor shortages and bottlenecks which could prove inflationary. Both real and nominal interest rates remain attractive as long as inflation rates remain subdued.

The fund posted a total return of 8.37% based on net asset value (3.54% adjusted for the fund's sales charge)** for the one year period ended April 30, 1998. This compares to returns for the Lipper N.Y. Municipal Index and the Morningstar N.Y. Municipal Average of 8.72% and 8.15%, respectively.*** Municipal securities under-performed government securities. Recent supply pressures contributed to this under-performance. We took advantage of the relative attractiveness of municipal securities by extending the duration of the fund's portfolio. We continued to emphasize securities that provided higher current income, especially in the current environment of reduced interest rate volatility. We also continued to favor higher quality securities since yield spreads on lower rated securities are not sufficient relative to the risks assumed. The credit quality in the State of New York on average improved over the past fiscal year. On February 25, 1998 Moody's upgraded the credit rating of New York City from Baa1 to A3.

*The Bond Buyer 40 Bond Index is comprised of 40 actively quoted and traded long-term municipal bonds. This index is unmanaged, and investments cannot be made in an index.
**Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so than an investor's shares, when redeemed, may be worth more or less than their original cost.
***Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category. Morningstar figures represent the average of the total returns reported by all of the mutual funds designated by Morningstar, Inc., an independent mutual fund rating service, as falling into the category indicated. Morningstar figures do not reflect sales charges.


VISION GROWTH AND INCOME FUND

The Vision Growth and Income Fund achieved good results over the past fiscal year as the stock market continued to advance. For the fiscal year ended April 30, 1998, the fund's total return was 31.40%, based on net asset value (24.17% adjusted for the fund's sales charge).* The Lipper Growth and Income Mutual Fund Average generated a return of 34.77%, while the Standard & Poor's 500 Index ("S&P 500") returned 41.07% for the same period.**

The fund's performance lagged during the second half of the fiscal year primarily due to an overweight position in energy which suffered due to a decline in the price of oil and an underweight position in both technology and pharmaceuticals--two sectors which outperformed the overall equity markets early in calendar 1998. Mid-sized companies continued to make up the majority of the fund's holdings due to our expectations for stronger earnings growth as well as their relative valuations. The mid-cap sector of the U.S. equity market lagged the performance of large mega-cap stocks as represented by the S&P 500. As mid-cap companies continue to exhibit strong earnings growth, we would expect their relative performance to improve.

The fund looks to invest in quality mid-sized companies which have consistent earnings growth and sell at attractive valuations. Industries that benefit from major secular trends, such as changing demographics, increased use of technology or corporate outsourcing, are emphasized. While income is considered important, principal appreciation is the primary concern.

Looking forward to fiscal 1999, we believe that earnings growth for most corporations will become more difficult than has recently been experienced. Many companies are having difficulty increasing prices and labor costs are beginning to rise. A lot of corporate resources, both time and money, are being dedicated to fixing the Year 2000 problem. Exports are suffering due to the various monetary crises experienced around the world and the resultant slowdown in those economies.

While we have concerns regarding fiscal 1999, there are still many positive factors in place. The federal budget looks to be in a surplus. Inflation remains firmly under control. The U.S. consumer appears to be in excellent financial condition. Mergers and acquisitions continue at a brisk pace. Companies continue to buy back large amounts of their own stock. Demographics, particularly increased savings by baby boomers, continue to provide liquidity. New products and innovations abound. The use of technology continues to enhance productivity. More and more international markets are opening their doors to U.S. companies.

Overall, we believe the forces behind the market's rise continue to remain positive. Though a "correction" could occur at any time, we would consider this "normal" and not the initial stage of a protracted bear market. We look for U.S. equities to continue to exhibit positive total returns. We are constantly identifying exciting and attractive investment opportunities for the fund.

*Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**Lipper figures represent the average of the total returns reported by all of the mutual funds designed by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not reflect sales charges. The S&P 500 is an unmanaged capitalization weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.


VISION CAPITAL APPRECIATION FUND

The Vision Capital Appreciation Fund provided a total return of 40.07% based on net asset value (32.31% adjusted for the fund's sales charge) for the twelve month period ended April 30, 1998.* The Russell Mid-Cap Growth Index** benchmark returned 40.84% over the same time period. Since inception performance continued to be impressive when compared to the Russell benchmark. On April 30, 1998 the fund returned 59.63% based on net asset value (50.88% adjusted for the fund's sales charge) since inception (July 3, 1996) which exceeded the Russell Mid-Cap Growth Index return of 47.24% by 1,239 basis points. Investors in the fund should focus on a long-term investment horizon and recognize that mid-cap growth stocks tend to trade differently than the S&P 500.*** We feel that this will be one of the more attractive areas of the market over the coming five to seven years.

This past year has been a roller coaster of emotions with periods when investors did not care about the value present in smaller-capitalization areas of the market. Then there was the third quarter of 1997 when the fund gained substantially. The international picture in October led to a correction in the fourth quarter of 1997 and by January 1998 investors expected the worst. Problems in the Asian market would spread to South America and on to Africa. The ripple effect would damage global growth, or so many expected. This was quickly forgotten and the strength of the U.S. economy continued with investors drawn to this market due to the strength of the currency and the investment opportunities. The two sectors which hurt fund performance, energy and technology, appear to us to be only a temporary burden. The weather, driven by El Nino, created less demand for energy than most anticipated resulting in significant inventories and declining prices. The energy stocks quickly discounted the worst case scenario, that there would be a global slowdown and stockpiles would remain well in excess of demand. That appears to be behind us and the two to three year outlook for energy should support our investment decisions. The international problems that affected our technology holdings may be tougher to solve. Declining currency values relative to the U.S. dollar created concern about our ability to compete with the Asian economies. The greatly feared dumping of technology goods at a deep discount did not occur but the slower demand for U.S. goods in Asia seems to be unfolding. We focused on companies that had some degree of earnings visibility. We also preferred to hold good companies that declined, due to unfounded fears, and now wait for the recovery.

Our biggest concern for the past two years has been the threat of wage inflation. Everything that we see points to the labor market as a problem. The Federal Reserve Board (the "Fed") has mentioned, on numerous occasions, that the labor markets are tight in most of the districts. Over the past fiscal year offsetting factors helped keep inflation under control. For example, this past quarter lower energy costs were the offset to any inflationary pressures. Productivity increases and "debottlenecking" helped to contain any problems associated with a lack of capacity or wage inflation. Overall, commodity prices

*Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**The Russell Mid-Cap Growth Index measures the performance of those Russell
 Mid-cap companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged, and investments cannot be made in an index.
***The S&P 500 is an unmanaged capitalization weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
 Investments cannot be made in an index.


continued to be under pressure. We remain cautious and give credit to the Fed on their management skills.

The broad economy continued to show surprising resilience in the face of significant trade problems with Asia. Looking ahead the first quarter of the fund's fiscal year may be stronger than most expect due to the favorable weather patterns in the U.S. However, this economic strength may be at the expense of the second quarter. Going forward we should see a trend of weaker economic activity sufficient to leave the Fed in a hold position. We have not seen the bulk of the impact from the Asian economic problem but the second and third quarters should provide significant information.

We expect equity returns to moderate from the levels of the past three years with added volatility in both the stock and bond markets. So far, the red ink that we expected has been contained within sporadic earnings announcements. There is an opportunity to make money and to hedge against the possibility of deflation by extending the duration of fixed income holdings. This year may be disappointing for investors more from the standpoint of expectations rather than real returns.



VISION U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

      GROWTH OF $10,000 INVESTED IN VISION U.S. GOVERNMENT SECURITIES FUND

  The graph below illustrates the hypothetical investment of $10,000* in the Vision U.S. Government Securities Fund (the "Fund") from September 22, 1993 (start of performance) to April 30, 1998, compared to the Lehman Brothers Aggregate Bond Index ("LBABI").+



                             [GRAPH APPEARS HERE-SEE APPENDIX]


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBABI has been adjusted to reflect reinvestment of dividends on securities in the index.

**The return quoted reflects all applicable sales charges.

+The LBABI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.



VISION NEW YORK MUNICIPAL INCOME FUND
(FORMERLY, VISION NEW YORK TAX-FREE FUND)
--------------------------------------------------------------------------------

      GROWTH OF $10,000 INVESTED IN VISION NEW YORK MUNICIPAL INCOME FUND

  The graph below illustrates the hypothetical investment of $10,000* in the Vision New York Municipal Income Fund (the "Fund") from September 22, 1993 (start of performance) to April 30, 1998, compared to the Lehman Brothers New York Tax-Exempt Index ("LBNYTEI").+





                             [GRAPH APPEARS HERE-SEE APPENDIX]




PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBNYTEI has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.

+The LBNYTEI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


VISION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

          GROWTH OF $10,000 INVESTED IN VISION GROWTH AND INCOME FUND

  The graph below illustrates the hypothetical investment of $10,000* in the Vision Growth and Income Fund (the "Fund") from November 29, 1993 (start of performance) to April 30, 1998, compared to the Standard & Poor's Daily Price Index of 500 Common Stocks ("S&P 500") and the Russell Midcap Index ("RMCI").+


                             [GRAPH APPEARS HERE-SEE APPENDIX]



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the RMCI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

**On July 1, 1996 the sales charge for the Vision Growth and Income Fund changed to 5.50%. The start of performance total return is based on the original 4.50% sales charge. The 1 year total return is based on the current sales charge of 5.50%. The graph above is based on the original 4.50% sales charge.

+The S&P 500 and the RMCI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indexes are unmanaged.



VISION CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN VISION CAPITAL APPRECIATION FUND

  The graph below illustrates the hypothetical investment of $10,000* in the Vision Capital Appreciation Fund (the "Fund") from July 3, 1996 (start of performance) to April 30, 1998, compared to the Russell Midcap Growth Index ("RMGI")+

                             [GRAPH APPEARS HERE-SEE APPENDIX]



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total return quoted reflects all applicable sales charges.

+The RMGI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.



VISION U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------- -----------------------------------------------------   -----------
 ASSET-BACKED SECURITIES--1.5%
 ----------------------------------------------------------------
 $  203,186 Greentree Home Improvement Trust 1995-D, 6.250%,
            9/15/2025                                               $   203,561
            -----------------------------------------------------
     33,852 Old Stone Credit Corp. Home Equity Trust, 6.950%,
            5/15/2007                                                    34,093
            -----------------------------------------------------
    102,137 Provident Bank Home Equity Loan Trust 1996-1, 7.600%,
            10/25/2012                                                  105,069
            -----------------------------------------------------
    173,852 The Money Store Home Equity Trust 1992-C, 6.200%,
            10/15/2017                                                  173,454
            -----------------------------------------------------
    258,000 The Money Store Home Equity Trust 1994-C, 7.800%,
            10/15/2021                                                  266,300
            -----------------------------------------------------   -----------
            TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST
             $772,928)                                                  782,477
            -----------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS--13.5%
 ----------------------------------------------------------------
     55,000 FHLMC Series 1686-PJ, REMIC, 5.000%, 2/15/2024               48,762
            -----------------------------------------------------
    974,000 FHLMC Series 20-H, REMIC, 5.500%, 10/25/2023                871,584
            -----------------------------------------------------
     30,000 FHLMC Series 1598-E, REMIC, 5.600%, 11/15/2005               29,864
            -----------------------------------------------------
     30,000 FHLMC Series 1697-PG, REMIC, 5.800%, 4/15/2006               29,914
            -----------------------------------------------------
    105,000 FHLMC Series 1637-GA, REMIC, 5.800%, 6/15/2023              101,793
            -----------------------------------------------------
    160,000 FHLMC Series 1534-H, REMIC, 6.000%, 1/15/2023               154,269
            -----------------------------------------------------
    583,000 FHLMC Series 23-PK, REMIC, 6.000%, 11/25/2023               544,703
            -----------------------------------------------------
    279,000 FHLMC Series 1577-PK, REMIC, 6.500%, 9/15/2023              281,943
            -----------------------------------------------------
    133,000 FHLMC Series 1644-K, REMIC, 6.750%, 12/15/2023              131,847
            -----------------------------------------------------
    250,000 FHLMC Series 1455-H, REMIC, 7.000%, 6/15/2021               260,445
            -----------------------------------------------------
     58,000 FHLMC Series 33-H, REMIC, 7.500%, 6/25/2023                  60,843
            -----------------------------------------------------
    597,000 FHLMC Series 42-I, REMIC, 8.000%, 10/17/2024                675,147
            -----------------------------------------------------
    111,874 FNMA Series 1994-22-A, REMIC, 5.000%, 3/25/2022             110,326
            -----------------------------------------------------
     42,000 FNMA Series 1993-38-L, REMIC, 5.000%, 8/25/2022              37,185
            -----------------------------------------------------
    152,000 FNMA Series 1994-30-PL, REMIC, 5.500%, 1/25/2024            132,392
            -----------------------------------------------------
    111,000 FNMA Series 1993-198-K, REMIC, 6.000%, 12/25/2022           108,656
            -----------------------------------------------------
    788,000 FNMA Series 1992-136-PJ, REMIC, 6.000%, 5/25/2021           755,093
            -----------------------------------------------------
     26,000 FNMA Series 1993-160-PK, REMIC, 6.500%, 11/25/2022           25,985
            -----------------------------------------------------
    155,000 FNMA Series 1993-202-J, REMIC, 6.500%, 11/25/2023           151,857
            -----------------------------------------------------


VISION U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------- -----------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
 ----------------------------------------------------------------
 $  175,000 FNMA Series 1993-223-C, REMIC, 6.500%, 5/25/2023        $   175,040
            -----------------------------------------------------
    395,000 FNMA Series 1993-113-PK, REMIC, 6.500%, 7/25/2023           393,969
            -----------------------------------------------------
    484,000 FNMA Series 1993-127-H, REMIC, 6.500%, 7/25/2023            473,792
            -----------------------------------------------------
    297,000 FNMA Series 1993-252-N, REMIC, 6.500%, 8/25/2023            293,106
            -----------------------------------------------------
    181,000 FNMA Series 1994-55-H, REMIC, 7.000%, 3/25/2024             182,656
            -----------------------------------------------------
     50,000 FNMA Series G93-1-HA, REMIC, 7.500%, 2/25/2021               51,484
            -----------------------------------------------------
    307,000 FNMA Series 1992-131, REMIC, 8.000%, 1/25/2022              323,296
            -----------------------------------------------------
    860,000 Vendee Mortgage Trust 1993-1, 7.000%, 11/15/2012            885,972
            -----------------------------------------------------   -----------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED
             COST $6,935,839)                                         7,291,923
            -----------------------------------------------------   -----------
 CORPORATE BONDS--13.9%
 ----------------------------------------------------------------
    105,000 AON Corp., 6.875%, 10/1/1999                                106,442
            -----------------------------------------------------
    100,000 Baltimore Gas & Electric Co., 5.500%, 7/15/2000              98,993
            -----------------------------------------------------
  1,000,000 Boeing Co., 6.625%, 2/15/2038                               995,240
            -----------------------------------------------------
    800,000 Delmarva Power and Light Co., 8.500%, 2/1/2022              888,792
            -----------------------------------------------------
    250,000 First Union National Bank, Charlotte, N.C., 6.180%,
            2/15/2036                                                   248,153
            -----------------------------------------------------
  1,000,000 Florida Power Corp., 8.000%, 12/1/2022                    1,071,400
            -----------------------------------------------------
    160,000 Ford Motor Credit Corp., 6.375%, 12/15/2005                 160,066
            -----------------------------------------------------
    150,000 GTE North, Inc., 8.500%, 12/15/2031                         162,087
            -----------------------------------------------------
    100,000 General Electric Capital Corp., 8.300%, 9/20/2009           115,944
            -----------------------------------------------------
    100,000 J.P. Morgan & Co., Inc., 8.000%, 5/30/2005                  101,253
            -----------------------------------------------------
    363,690 NYNEX Corp., 9.550%, 5/1/2010                               423,852
            -----------------------------------------------------
    500,000 New Plan Realty Trust, 6.800%, 5/15/2002                    508,620
            -----------------------------------------------------
    800,000 Ohio National Life Insurance Co., 8.500%, 5/15/2026         894,888
            -----------------------------------------------------
    100,000 Pennsylvania Power & Light Co., 8.500%, 5/1/2022            108,056
            -----------------------------------------------------
  1,000,000 Potomac Edison Co., 8.000%, 6/1/2006                      1,034,310
            -----------------------------------------------------
     60,000 Potomac Electric Power Co., 8.500%, 5/15/2027                65,448
            -----------------------------------------------------
     75,000 Private Export Funding Corp., 7.950%, 11/1/2006              82,249
            -----------------------------------------------------
    125,000 Public Service Co. Colo, 8.750%, 3/1/2022                   137,108
            -----------------------------------------------------


VISION U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                             VALUE
 ---------- ----------------------------------------------------   -----------
 CORPORATE BONDS--CONTINUED
 ---------------------------------------------------------------
 $  245,000 Virginia Electric Power Co., 8.750%, 4/1/2021          $   268,246
            ----------------------------------------------------   -----------
            TOTAL CORPORATE BONDS (IDENTIFIED COST $7,363,382)       7,471,147
            ----------------------------------------------------   -----------
 GOVERNMENT AGENCIES--24.2%
 ---------------------------------------------------------------
    328,582 Federal Home Loan Mortgage Corp., 10.250%, 3/15/2009       345,090
            ----------------------------------------------------
     26,138 Federal Home Loan Mortgage Corp., 8.200%, 9/15/2007         26,268
            ----------------------------------------------------
    279,516 Federal Home Loan Mortgage Corp., 9.875%, 3/15/2009        304,909
            ----------------------------------------------------
  1,000,000 Housing and Urban Development, 6.310%, 8/1/2003          1,018,159
            ----------------------------------------------------
    500,000 Housing and Urban Development, 6.590%, 8/1/2000            508,160
            ----------------------------------------------------
  3,000,000 Housing and Urban Development, 6.830%, 8/1/2003          3,112,110
            ----------------------------------------------------
    700,000 Housing and Urban Development, 9.100%, 8/1/2000            747,257
            ----------------------------------------------------
  1,923,972 Small Business Administration, 6.700%, 12/1/2016         1,927,993
            ----------------------------------------------------
  4,792,825 Small Business Administration, 6.950%, 11/1/2016         4,930,619
            ----------------------------------------------------
    129,490 Small Business Administration, 8.850%, 8/1/2011            140,656
            ----------------------------------------------------   -----------
            TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST
             $12,766,258)                                           13,061,221
            ----------------------------------------------------   -----------
 GOVERNMENTS/AGENCIES--1.1%
 ---------------------------------------------------------------
    564,000 Israel AID, 6.800%, 2/15/2012 (IDENTIFIED COST
            $579,792)                                                  595,364
            ----------------------------------------------------   -----------
 MORTGAGE BACKED SECURITIES--21.9%
 ---------------------------------------------------------------
     65,005 FHLMC, 10.500%, 3/1/2001                                    68,595
            ----------------------------------------------------
     58,024 FHLMC, 6.750%, 12/1/2006                                    58,522
            ----------------------------------------------------
    262,810 FHLMC, 7.000%, 11/1/2007                                   264,700
            ----------------------------------------------------
    318,466 FHLMC, 7.000%, 11/1/2010                                   324,638
            ----------------------------------------------------
    261,675 FHLMC, 7.000%, 11/1/2017                                   267,890
            ----------------------------------------------------
     27,714 FHLMC, 7.250%, 1/1/2005                                     28,104
            ----------------------------------------------------
    100,716 FHLMC, 7.250%, 11/1/2009                                   102,132
            ----------------------------------------------------
     57,297 FHLMC, 7.500%, 11/1/2009                                    58,497
            ----------------------------------------------------
    311,329 FHLMC, 7.500%, 3/1/2008                                    319,305
            ----------------------------------------------------
     75,048 FHLMC, 7.500%, 3/1/2017                                     77,721
            ----------------------------------------------------
    166,103 FHLMC, 7.500%, 6/1/2008                                    170,619
            ----------------------------------------------------


VISION U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                 VALUE
 ---------- ------------------------   -----------
 MORTGAGE BACKED SECURITIES--
 CONTINUED
 -----------------------------------
 $   70,763 FHLMC, 7.500%, 7/1/2007    $    72,245
            ------------------------
     98,223 FHLMC, 8.000%, 1/1/2010        100,586
            ------------------------
    491,387 FHLMC, 8.000%, 11/1/2008       505,514
            ------------------------
    103,253 FHLMC, 8.000%, 12/1/2010       106,221
            ------------------------
     15,134 FHLMC, 8.000%, 3/1/2007         15,522
            ------------------------
     66,152 FHLMC, 8.000%, 5/1/2002         67,462
            ------------------------
     24,255 FHLMC, 8.000%, 5/1/2006         24,854
            ------------------------
     81,155 FHLMC, 8.000%, 9/1/2007         83,488
            ------------------------
     57,723 FHLMC, 8.250%, 12/1/2007        59,752
            ------------------------
    159,029 FHLMC, 8.250%, 5/1/2008        162,209
            ------------------------
     81,228 FHLMC, 8.250%, 5/1/2009         84,084
            ------------------------
    109,062 FHLMC, 8.250%, 8/1/2009        113,527
            ------------------------
     52,390 FHLMC, 8.500%, 4/1/2006         54,536
            ------------------------
     54,557 FHLMC, 8.500%, 6/1/2002         56,194
            ------------------------
    336,207 FHLMC, 8.500%, 7/1/2004        346,925
            ------------------------
    140,370 FHLMC, 8.500%, 9/1/2009        144,756
            ------------------------
     41,489 FHLMC, 8.750%, 8/1/2008         42,033
            ------------------------
    111,365 FHLMC, 9.000%, 3/1/2002        114,880
            ------------------------
     16,179 FHLMC, 9.000%, 9/1/2019         17,220
            ------------------------
    174,165 FHLMC, 9.250%, 6/1/2002        179,718
            ------------------------
     53,275 FNMA, 6.000%, 1/1/2014          52,425
            ------------------------
    660,429 FNMA, 6.000%, 5/1/2009         654,650
            ------------------------
    143,712 FNMA, 6.500%, 4/1/2004         145,957
            ------------------------
    162,604 FNMA, 7.500%, 11/1/2009        167,989
            ------------------------
    273,165 FNMA, 8.000%, 1/1/2006         279,909
            ------------------------
    267,195 FNMA, 8.000%, 1/1/2010         276,964
            ------------------------
    114,025 FNMA, 8.000%, 4/1/2002         117,090
            ------------------------
    122,227 FNMA, 8.250%, 7/1/2009         127,594
            ------------------------


VISION U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                 VALUE
 ---------- ------------------------   -----------
 MORTGAGE BACKED SECURITIES--
 CONTINUED
 -----------------------------------
 $  114,348 FNMA, 8.500%, 10/1/2002    $   118,493
            ------------------------
     78,825 FNMA, 8.500%, 3/1/2012          82,988
            ------------------------
    135,092 FNMA, 8.750%, 5/1/2010         143,873
            ------------------------
    116,061 FNMA, 9.000%, 10/1/2006        122,336
            ------------------------
     49,250 FNMA, 9.000%, 12/1/2002         51,127
            ------------------------
     99,711 FNMA, 9.750%, 9/1/2017         109,059
            ------------------------
     11,916 GNMA, 7.250%, 10/15/2005        12,154
            ------------------------
     45,235 GNMA, 7.250%, 11/15/2005        46,140
            ------------------------
     31,449 GNMA, 7.250%, 2/15/2005         32,078
            ------------------------
     52,233 GNMA, 7.250%, 3/15/2005         53,278
            ------------------------
     87,028 GNMA, 7.250%, 3/15/2005         88,769
            ------------------------
     19,563 GNMA, 7.250%, 7/15/2005         19,954
            ------------------------
     66,541 GNMA, 7.500%, 12/15/2005        68,703
            ------------------------
     69,124 GNMA, 7.500%, 6/20/2007         71,111
            ------------------------
    231,265 GNMA, 8.000%, 10/15/2007       239,648
            ------------------------
    130,972 GNMA, 8.000%, 12/15/2009       134,902
            ------------------------
    189,221 GNMA, 8.000%, 12/15/2016       199,570
            ------------------------
    239,008 GNMA, 8.000%, 2/15/2010        247,672
            ------------------------
     54,106 GNMA, 8.000%, 6/15/2006         56,152
            ------------------------
     76,678 GNMA, 8.000%, 7/15/2024         79,769
            ------------------------
     41,795 GNMA, 8.000%, 8/15/2006         43,179
            ------------------------
     85,279 GNMA, 8.000%, 9/15/2006         88,504
            ------------------------
    826,467 GNMA, 8.000%, 9/15/2007        864,435
            ------------------------
    160,675 GNMA, 8.150%, 9/15/2015        166,098
            ------------------------
    141,091 GNMA, 8.250%, 6/15/2008        148,697
            ------------------------
    116,602 GNMA, 8.375%, 4/15/2010        121,321
            ------------------------
    399,976 GNMA, 8.500%, 10/20/2009       414,975
            ------------------------
    713,706 GNMA, 8.500%, 9/15/2008        750,062
            ------------------------


VISION U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                             VALUE
 ---------- ----------------------------------------------------   -----------
 MORTGAGE BACKED SECURITIES--CONTINUED
 ---------------------------------------------------------------
 $   63,175 GNMA, 8.750%, 2/15/2002                                $    65,228
            ----------------------------------------------------
    379,165 GNMA, 9.000%, 10/20/2024                                   403,694
            ----------------------------------------------------
     37,054 GNMA, 9.000%, 4/15/2001                                     38,411
            ----------------------------------------------------
    131,146 GNMA, 9.000%, 4/15/2001                                    136,089
            ----------------------------------------------------
    588,901 GNMA, 9.000%, 4/20/2023                                    627,733
            ----------------------------------------------------
     29,734 GNMA, 9.000%, 5/15/2001                                     30,823
            ----------------------------------------------------   -----------
            TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST
             $11,688,113)                                           11,792,052
            ----------------------------------------------------   -----------
 MUNICIPALS--18.0%
 ---------------------------------------------------------------
    947,879 Atlanta, GA Downtown Development Authority, 6.250%,
            2/1/2009                                                   951,670
            ----------------------------------------------------
    225,000 Chicago, IL Public Building Commission, 7.000%,
            1/1/2007                                                   239,220
            ----------------------------------------------------
    250,000 Connecticut Development Authority, 8.550%, 8/15/2008       279,838
            ----------------------------------------------------
    265,000 Connecticut Municipal Electric Energy Cooperative,
            5.700%, 1/1/2004                                           261,415
            ----------------------------------------------------
     75,000 Connecticut State HEFA, 7.070%, 11/1/2001                   75,945
            ----------------------------------------------------
    100,000 Greater Orlando (FL) Aviation Authority, 8.250%,
            10/1/2004                                                  110,713
            ----------------------------------------------------
    250,000 HUD 92A Detroit, 7.120%, 8/1/2001                          258,875
            ----------------------------------------------------
    200,000 Miami, FL, 8.650%, 7/1/2019                                250,120
            ----------------------------------------------------
  3,100,000 Minneapolis/St. Paul, MN Airport Commission, 8.950%,
            1/1/2022                                                 3,465,180
            ----------------------------------------------------
    900,000 New Jersey State, 8.350%, 8/1/2010                         977,004
            ----------------------------------------------------
    100,000 New York City, NY, 10.500%, 11/15/2012                     115,780
            ----------------------------------------------------
     80,000 New York City, NY, 9.900%, 2/1/2015                         91,616
            ----------------------------------------------------
  2,500,000 Oakland, CA, 6.910%, 12/15/2007                          2,619,400
            ----------------------------------------------------   -----------
            TOTAL MUNICIPALS (IDENTIFIED COST $9,616,491)            9,696,776
            ----------------------------------------------------   -----------
 U.S. TREASURY BONDS--3.7%
 ---------------------------------------------------------------
  1,500,000 9.000%, 11/15/2018 (IDENTIFIED COST $1,892,109)          2,020,500
            ----------------------------------------------------   -----------


VISION U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

 SHARES                                                            VALUE
 ------- ----------------------------------------------------   -----------
 MUTUAL FUND SHARES--0.3%
 ------------------------------------------------------------
 134,898 SSGA US Government Money Market Fund, 5.170% (AT NET
         ASSET VALUE)                                           $   134,898
         ----------------------------------------------------   -----------
         TOTAL INVESTMENTS (IDENTIFIED COST $51,749,810)(A)     $52,846,358
         ----------------------------------------------------   -----------

(a) The cost of investments for federal tax purposes amounts to $51,749,810. The net unrealized appreciation of investments on a federal tax basis amounts to $1,096,548 which is comprised of $1,142,198 appreciation and $45,650 depreciation at April 30, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($53,921,828) at April 30, 1998.

The following acronyms are used throughout this portfolio:

HEFA--Health and Education Facilities Authority
REMIC--Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)


VISION NEW YORK MUNICIPAL INCOME FUND
(FORMERLY, VISION NEW YORK TAX-FREE FUND)
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--98.0%
 --------------------------------------------------------
            NEW YORK--94.4%
            ---------------------------------------------
 $   45,000 34th Street Partnership, Inc., NY, 5.50%
            (Original Issue Yield: 5.613%), 1/1/2023          NR    $    44,996
            ---------------------------------------------
     25,000 Alden Central School District, NY, GO UT, 6.25% (AMBAC
            INS)/(Original Issue Yield:
            6.40%), 6/15/2009                                 AAA        28,524
            ---------------------------------------------
    525,000 Allegany County, NY IDA, Revenue Bonds,
            6.625% (Atlantic Richfield Co.)/(Original
            Issue Yield 6.625%), 9/1/2016/(AMT)                A        568,675
            ---------------------------------------------
     25,000 Amherst, NY, GO UT, 6.20% (FGIC
            INS)/(Original Issue Yield: 6.00%), 4/1/2002      AAA        26,714
            ---------------------------------------------
     30,000 Batavia, NY, GO UT Bonds, 6.55% (MBIA
            INS)/(Original Issue Yield: 6.60%), 5/1/2005      AAA        33,717
            ---------------------------------------------
     25,000 Beacon, NY City School District, GO UT, 5.10%
            (Original Issue Yield: 5.25%), 7/15/2006          AAA        25,897
            ---------------------------------------------
    100,000 Brighton, NY Central School District, GO UT,
            5.40% (Original Issue Yield: 5.55%), 6/1/2011     AAA       103,905
            ---------------------------------------------
     10,000 Brighton, NY, 8.00% (MBIA INS), 10/15/2002        AAA        11,462
            ---------------------------------------------
     50,000 Brockport, NY Central School District, GO UT,
            5.40% (Original Issue Yield: 5.55%),
            6/15/2011                                         AAA        51,643
            ---------------------------------------------
     50,000 Broome County, NY, Certificate of
            Participation, 5.25% (MBIA INS)/(Original
            Issue Yield: 5.578%), 4/1/2022                    NR         49,195
            ---------------------------------------------
     70,000 Buffalo & Fort Erie, NY Public Bridge
            Authority, 6.00% (MBIA INS)/(Original Issue
            Yield: 5.05%), 1/1/2004                           AAA        75,379
            ---------------------------------------------
     30,000 Canandaigua, NY City School District, GO UT, 7.15% (United States
            Treasury PRF), 6/1/2003
            (@102)                                            AAA        32,394
            ---------------------------------------------
     10,000 Canandaigua, NY, GO UT, 8.80% (Original Issue
            Yield: 9.30%), 3/1/2005                           NR         12,387
            ---------------------------------------------
     30,000 Carmel, NY, 6.30%, 11/15/2011                     NR         34,105
            ---------------------------------------------


VISION NEW YORK MUNICIPAL INCOME FUND
(FORMERLY, VISION NEW YORK TAX-FREE FUND)
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            NEW YORK--CONTINUED
            ---------------------------------------------
 $   50,000 Chautauqua County, NY, GO UT, 6.40% (FGIC
            INS)/(Original Issue Yield: 6.30%), 9/15/2004     AAA   $    55,416
            ---------------------------------------------
    100,000 Cheektowaga, NY Central School District, GO UT, 5.875% (FGIC
            INS)/(Original Issue Yield:
            5.95%), 6/1/2014                                  NR        107,229
            ---------------------------------------------
     25,000 Cheektowaga, NY, GO UT, 5.65%, 8/15/2005          NR         26,577
            ---------------------------------------------
     50,000 Cheektowaga, NY, GO UT, 6.55%, 10/15/2008         NR         57,084
            ---------------------------------------------
     50,000 Cheektowaga-Maryvale, NY Union Free School
            District, GO UT, 6.625% (FGIC INS), 6/15/2008     AAA        58,207
            ---------------------------------------------
     50,000 Chemung County, NY, GO UT, 6.80% (AMBAC
            INS)/(Original Issue Yield: 6.80%), 7/15/2006     AAA        57,505
            ---------------------------------------------
     25,000 Chenango County, NY, 6.40%, 12/15/2008            NR         28,532
            ---------------------------------------------
     25,000 Churchville Chili, NY Central School
            District, GO UT, 5.50% (FGIC INS)/(Original
            Issue Yield: 5.50%), 6/15/2009                    AAA        26,817
            ---------------------------------------------
     25,000 Clarence, NY Central School District, GO UT, 5.30% (FGIC
            INS)/(Original Issue Yield:
            4.90%), 6/1/2006                                  NR         26,221
            ---------------------------------------------
     25,000 Dutchess County, NY, GO UT, 8.50%, 7/15/2007      NR         32,304
            ---------------------------------------------
     25,000 East Aurora, NY Union Free School District, GO UT, 5.20% (FGIC
            INS)/(Original Issue
            Yield: 4.80%), 6/15/2006                          NR         26,248
            ---------------------------------------------
     25,000 East Bloomfield, NY Central School District,
            7.125% (MBIA INS), 6/15/2004                      AAA        28,631
            ---------------------------------------------
     25,000 East Irondequoit, NY Central School District,
            GO UT, 6.90%, 12/1/2002                           NR         27,569
            ---------------------------------------------
     25,000 East Rochester, NY Union Free School
            District, GO UT, 6.30% (AMBAC INS), 6/15/2003     AAA        27,193
            ---------------------------------------------
     50,000 Endwell, NY, GO UT Fire District Bonds, 7.00%
            (Original Issue Yield: 7.35%), 3/1/2014           NR         58,585
            ---------------------------------------------
     50,000 Erie County, NY Water Authority, Series A, 6.00% (AMBAC
            INS)/(Original Issue Yield:
            7.25%), 12/1/2008                                 AAA        54,458
            ---------------------------------------------


VISION NEW YORK MUNICIPAL INCOME FUND
(FORMERLY, VISION NEW YORK TAX-FREE FUND)
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            NEW YORK--CONTINUED
            ---------------------------------------------
 $   25,000 Erie County, NY, GO UT General Improvement
            Bonds, 9.60% (MBIA INS)/(Original Issue
            Yield: 9.55%), 10/15/2000                         AAA   $    28,135
            ---------------------------------------------
     50,000 Erie County, NY, GO UT, 10.00% (MBIA INS),
            10/15/2002                                        AAA        61,073
            ---------------------------------------------
  1,030,000 Essex Cnty, NY IDA, Solid Waste Disposal
            Revenue Bonds (Series A), 5.80%
            (International Paper Co.), 12/1/2019/(AMT)        A-      1,055,420
            ---------------------------------------------
     55,000 Evans & Brant, NY Central School District, GO UT, 6.85% (MBIA
            INS)/(Original Issue Yield:
            6.90%), 6/15/2009                                 AAA        65,313
            ---------------------------------------------
     25,000 Fairport, NY Central School District, GO UT,
            5.00% (MBIA INS), 6/15/2003                       AAA        25,801
            ---------------------------------------------
     20,000 Frontier Central School District, NY, Hamburg
            Township, GO UT, 9.50% (MBIA INS)/(Original
            Issue Yield: 9.50%), 6/1/2002                     AAA        23,792
            ---------------------------------------------
     70,000 General Brown Central School District, NY, Brownville & Dexter, GO
            UT, 5.70% (MBIA
            INS)/(Original Issue Yield: 5.80%), 6/15/2014     AAA        73,201
            ---------------------------------------------
     25,000 Genesee County, NY, GO UT, 5.30% (FGIC
            INS)/(Original Issue Yield: 5.20%), 8/15/2009     NR         26,259
            ---------------------------------------------
     25,000 Greece, NY Central School District, GO UT, 6.00% (FGIC
            INS)/(Original Issue Yield:
            5.55%), 6/15/2004                                 AAA        27,084
            ---------------------------------------------
     30,000 Greece, NY, GO UT, 6.25% (AMBAC INS),
            12/1/2007                                         AAA        33,727
            ---------------------------------------------
     50,000 Guilderland, NY, GO UT, 6.40% (FGIC
            INS)/(Original Issue Yield: 6.65%), 9/15/2015     AAA        57,997
            ---------------------------------------------
     25,000 Hamburg Town, NY, GO UT, 6.30% (MBIA
            INS)/(Original Issue Yield: 6.45%),
            11/15/2010                                        AAA        28,719
            ---------------------------------------------
     50,000 Hanover Town, NY, GO UT, 9.80% (MBIA INS),
            9/1/2004                                          AAA        64,678
            ---------------------------------------------
     25,000 Hilton Central School District, NY, GO UT,
            6.85%, 6/15/2001                                  NR         26,953
            ---------------------------------------------
    130,000 Holiday Square Housing Development Corp., NY,
            Section 8 Assisted Project, 5.80% (Holiday
            Square Management Co.)/(Federal National
            Mortgage Association COL)/(Original Issue
            Yield: 5.943%), 1/15/2024                         NR        132,470
            ---------------------------------------------

VISION NEW YORK MUNICIPAL INCOME FUND
(FORMERLY, VISION NEW YORK TAX-FREE FUND)
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            NEW YORK--CONTINUED
            ---------------------------------------------
 $          20,000 Holland, NY Central School District, GO UT, 6.00% (FGIC
            INS)/(Original Issue Yield:
            5.50%), 6/15/2003                                 AAA   $    21,590
            ---------------------------------------------
    100,000 Housing NY Corp., Revenue Bonds, 5.00%
            (Original Issue Yield: 5.65%), 11/1/2018          AA         95,196
            ---------------------------------------------
     25,000 Housing NY Corp., Revenue Refunding Bonds,
            5.00% (Original Issue Yield: 5.60%),
            11/1/2013                                         AA         24,369
            ---------------------------------------------
     15,000 Irondequoit, NY, 6.80% (Original Issue Yield:
            7.20%), 3/1/2011                                  NR         17,664
            ---------------------------------------------
     50,000 Ithaca, NY, 6.80%, 5/15/2003                      NR         55,601
            ---------------------------------------------
     25,000 Ithaca, NY, GO UT, 6.40% (Original Issue
            Yield: 6.80%), 4/1/2009                           NR         28,516
            ---------------------------------------------
     30,000 Ithaca, NY, GO UT, 6.625% (Original Issue
            Yield: 6.70%), 7/15/2005                          NR         33,944
            ---------------------------------------------
  1,315,000 Jamestown, NY Housing Authority, Mortgage
            Revenue Bonds, 6.125% (Bradmar Village
            Project)/(HUD Section 8 LOC), 7/1/2010            A-      1,362,116
            ---------------------------------------------
     20,000 Kenmore, NY, GO UT, 6.35% (MBIA INS),
            10/15/2009                                        AAA        22,984
            ---------------------------------------------
     25,000 La Grange, NY, GO UT Public Improvement
            Bonds, 7.70% (AMBAC INS)/(Original Issue
            Yield: 7.75%), 4/15/2006                          AAA        29,997
            ---------------------------------------------
     50,000 Lakewood, NY, GO UT Public Improvement Bonds,
            5.50% (Original Issue Yield: 5.70%), 4/1/2012     NR         50,933
            ---------------------------------------------
     25,000 Lancaster Town, NY, GO UT Bonds, 5.30% (FSA
            INS), 6/1/2005                                    AAA        26,341
            ---------------------------------------------
     25,000 Lansing, NY, GO UT, 6.90% (Original Issue
            Yield: 7.10%), 3/15/2009                          NR         29,450
            ---------------------------------------------
     25,000 Lewiston Town, NY, GO UT Refunding Bonds, 5.50% (FSA INS)/(Original
            Issue Yield:
            5.55%), 5/1/2014                                  AAA        26,422
            ---------------------------------------------
     25,000 Lockport Town, NY, GO UT, 5.45% (FGIC
            INS)/(Original Issue Yield: 5.05%), 9/15/2006     NR         26,713
            ---------------------------------------------
     25,000 Monroe County, NY IDA, Revenue Bonds, 5.80% (Nazareth College)/(MBIA
            INS)/(Original Issue
            Yield: 5.799%), 6/1/2010                          AAA        26,716
            ---------------------------------------------


VISION NEW YORK MUNICIPAL INCOME FUND
(FORMERLY, VISION NEW YORK TAX-FREE FUND)
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            NEW YORK--CONTINUED
            ---------------------------------------------
 $   50,000 Monroe County, NY, GO UT (Series A), 8.50%
            (Original Issue Yield: 8.75%), 5/1/2000           NR    $    54,261
            ---------------------------------------------
     25,000 Monroe County, NY, GO UT Public Improvement
            Bonds, 6.05% (AMBAC INS)/(United States
            Treasury PRF)/(Original Issue Yield: 6.049%),
            6/1/2004 (@102)                                   AAA        27,557
            ---------------------------------------------
     75,000 Municipal Assistance Corp of New York,
            Refunding Revenue Bonds, 7.60%, 7/1/2005          NR         76,942
            ---------------------------------------------
     25,000 Municipal Assistance Corp of New York, Series 63, 7.70% (MBIA
            INS)/(Original Issue Yield:
            7.699%), 7/1/2008                                 AAA        25,652
            ---------------------------------------------
     50,000 New Paltz, NY Central School District, GO UT
            Bonds, 6.00% (AMBAC INS), 6/15/2008               AAA        55,720
            ---------------------------------------------
     50,000 New York City Housing Development Corp.,
            Revenue Refunding Bonds, 5.85% (FHA INS),
            5/1/2026                                          AA         51,298
            ---------------------------------------------
    100,000 New York City Housing Development Corp.,
            Series A, 7.35% (FHA INS)/(Original Issue
            Yield: 7.349%), 6/1/2019                          AAA       106,694
            ---------------------------------------------
    300,000 New York City Municipal Water Finance
            Authority Daily VRDNs (FGIC INS)/(FGIC
            Securities Purchase, Inc. LIQ)                    AAA       300,000
            ---------------------------------------------
  1,790,000 New York City, NY IDA, 5.85% (Nightingale-
            Bamford School Project)/(Original Issue
            Yield: 5.85%), 1/15/2020                           A      1,837,704
            ---------------------------------------------
  1,000,000 New York City, NY IDA, Refunding Revenue
            Bonds, 5.65% (Brooklyn Navy Yard Cogeneration
            Partners, L.P. Project)/(Original Issue
            Yield: 5.74%), 10/1/2028/(AMT)                   BBB-       994,190
            ---------------------------------------------
    260,000 New York City, NY IDA, Revenue Bonds, 5.65% (United Air
            Lines)/(Original Issue Yield:
            5.682%), 10/1/2032/(AMT)                          BB+       261,290
            ---------------------------------------------
  1,500,000 New York City, NY IDA, Special Facilities
            Revenue Bonds, 6.90% (American Airlines),
            8/1/2024/(AMT)                                   BBB-     1,663,470
            ---------------------------------------------
  2,250,000 New York City, NY, GO UT, 5.25% (FGIC
            INS)/(Original Issue Yield: 5.49%), 8/1/2016      AAA     2,236,748
            ---------------------------------------------
    500,000 New York City, NY, Series C Daily VRDNs
            (Morgan Guaranty Trust Co., New York LOC)         AAA       500,000
            ---------------------------------------------


VISION NEW YORK MUNICIPAL INCOME FUND
(FORMERLY, VISION NEW YORK TAX-FREE FUND)
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            NEW YORK--CONTINUED
            ---------------------------------------------
 $   15,000 New York State Dormitory Authority, College &
            University Revenue Refunding Bonds, 6.50%
            (University of Rochester, NY)/(Original Issue
            Yield: 6.585%), 7/1/2009                          A+    $    15,329
            ---------------------------------------------
  3,000,000 New York State Dormitory Authority, Refunding
            Revenue Bonds (Series B), 5.50% (Original
            Issue Yield: 6.00%), 8/15/2017                    A-      3,026,460
            ---------------------------------------------
     20,000 New York State Dormitory Authority, Revenue
            Bonds, 5.00% (Rochester University-Strong
            Memorial Hospital), 7/1/2005                      AAA        20,724
            ---------------------------------------------
    500,000 New York State Dormitory Authority, Revenue
            Bonds, 5.125% (St. Clares Hospital)/(Original
            Issue Yield: 5.25%), 2/15/2012                   BBB+       489,560
            ---------------------------------------------
    170,000 New York State Dormitory Authority, Revenue
            Bonds, 5.25% (St. Clares Hospital)/(Original
            Issue Yield: 5.35%), 2/15/2016                   BBB+       165,954
            ---------------------------------------------
    900,000 New York State Dormitory Authority, Revenue
            Bonds, 5.25%, 7/1/2015                            A-        888,408
            ---------------------------------------------
    750,000 New York State Dormitory Authority, Revenue
            Bonds, 5.75% (New York University)/(MBIA
            INS), 7/1/2014                                    AAA       808,350
            ---------------------------------------------
    225,000 New York State Dormitory Authority, Revenue
            Bonds, 5.85% (Arden Hill)/(FHA INS), 8/1/2026     AAA       231,712
            ---------------------------------------------
    495,000 New York State Dormitory Authority, Revenue
            Bonds, 5.85% (Wesley Health System)/(FHA
            INS), 8/1/2026                                    AAA       509,766
            ---------------------------------------------
    100,000 New York State Dormitory Authority, Revenue
            Bonds, 6.00% (Colgate University)/(MBIA
            INS)/(Original Issue Yield: 5.25%), 7/1/2016      AAA       110,697
            ---------------------------------------------
  1,000,000 New York State Dormitory Authority, Revenue
            Bonds, 6.05% (Lutheran Center at
            Poughkeepsie)/(Key Bank of New York
            LOC)/(Original Issue Yield: 6.08%), 7/1/2026      NR      1,055,620
            ---------------------------------------------
     15,000 New York State Dormitory Authority, Revenue Bonds, 7.85% (FHA
            INS)/(Original Issue Yield:
            7.849%), 2/1/2029                                 AAA        15,654
            ---------------------------------------------
    140,000 New York State Dormitory Authority, Revenue
            Refunding Bonds, 7.15% (R & J Jewish
            Geriatric Center)/(FHA INS), 8/1/2014             AAA       158,600
            ---------------------------------------------


VISION NEW YORK MUNICIPAL INCOME FUND
(FORMERLY, VISION NEW YORK TAX-FREE FUND)
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            NEW YORK--CONTINUED
            ---------------------------------------------
 $  100,000 New York State Dormitory Authority, Revenue
            Refunding Bonds, 7.75% (Long Island Medical
            Center)/(FHA INS)/(Original Issue Yield:
            7.77%), 8/15/2027                                 AAA   $   102,249
            ---------------------------------------------
  2,625,000 New York State Environmental Facilities
            Corp., Solid Waste Disposal Revenue Bonds
            (Series A), 5.70% (Occidental Petroleum
            Corp.)/(Original Issue Yield: 5.75%),
            9/1/2028/(AMT)                                    BBB     2,647,601
            ---------------------------------------------
     25,000 New York State HFA, (Series A), 6.90%,
            8/15/2007/(AMT)                                   NR         26,835
            ---------------------------------------------
    260,000 New York State HFA, Hospital & Nursing Home Project, 5.90% (Original
            Issue Yield:
            5.934%), 11/1/2006                                BBB       262,811
            ---------------------------------------------
    100,000 New York State HFA, Revenue Refunding Bonds,
            7.90% (United States Treasury COL), 11/1/2006     AAA       117,834
            ---------------------------------------------
    320,000 New York State HFA, Revenue Refunding Bonds,
            8.00% (Original Issue Yield: 8.079%),
            11/1/2008                                        BBB+       350,589
            ---------------------------------------------
  1,150,000 New York State HFA, Series C, 6.00% (ECH Housing, Inc.)/(Original
            Issue Yield:
            5.999%), 8/15/2016                                NR      1,210,640
            ---------------------------------------------
  1,000,000 New York State HFA, Service Contract
            Obligation Revenue Bonds (Series A), 6.25%
            (Original Issue Yield: 6.35%), 9/15/2010         BBB+     1,079,820
            ---------------------------------------------
    500,000 New York State Medical Care Facilities
            Finance Agency, 7.60% (FHA INS), 2/15/2029        AA        522,570
            ---------------------------------------------
    995,000 New York State Medical Care Facilities
            Finance Agency, Hospital & Nursing Home
            Revenue Bonds (Series B), 6.00% (Buffalo
            General Hospital)/(FHA INS)/(Original Issue
            Yield: 6.218%), 8/15/2014                         AAA     1,046,601
            ---------------------------------------------
  1,000,000 New York State Medical Care Facilities Finance Agency, Revenue Bonds
            (Series A), 6.375% (FHA INS)/(Original Issue Yield:
            6.394%), 8/15/2024                                AA      1,081,800
            ---------------------------------------------
    320,000 New York State Medical Care Facilities
            Finance Agency, Revenue Bonds, 5.55%
            (Original Issue Yield: 5.60%), 2/15/2001          A-        320,282
            ---------------------------------------------


VISION NEW YORK MUNICIPAL INCOME FUND
(FORMERLY, VISION NEW YORK TAX-FREE FUND)
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            NEW YORK--CONTINUED
            ---------------------------------------------
 $1,000,000 New York State Medical Care Facilities
            Finance Agency, Series A Revenue Bonds,
            5.875% (Mercy Medical Center)/(Natwest
            Bancorp LOC)/(Original Issue Yield: 6.00%),
            11/1/2015                                         AA-   $ 1,050,240
            ---------------------------------------------
     20,000 New York State Mortgage Agency, Revenue
            Bonds, 7.30%, 4/1/2017/(AMT)                      NR         20,188
            ---------------------------------------------
     90,000 New York State Mortgage Agency, Revenue
            Bonds, 7.45% (FHA INS), 10/1/2010                 NR         93,988
            ---------------------------------------------
     20,000 New York State Mortgage Agency, Revenue
            Refunding Bonds, 6.875% (MGIC Investment
            Corp. INS), 4/1/2014                              NR         20,187
            ---------------------------------------------
    200,000 New York State, GO UT Refunding Bonds, 9.875%
            (Original Issue Yield: 7.30%), 11/15/2005          A        265,154
            ---------------------------------------------
  1,000,000 New York State, GO UT, 12.00% (Original Issue
            Yield: 7.60%), 11/15/2003                          A      1,360,090
            ---------------------------------------------
    450,000 New York State, GO UT, 9.875% (Original Issue
            Yield: 7.60%), 11/15/2004                          A        582,921
            ---------------------------------------------
     75,000 Newburgh, NY, GO UT, 6.40%, 4/15/2008             NR         85,077
            ---------------------------------------------
    235,000 Niagara County, NY, GO UT Bonds (Series A),
            5.25% (MBIA INS), 8/15/2012                       AAA       240,447
            ---------------------------------------------
    175,000 Niagara County, NY, GO UT, 7.10% (MBIA INS),
            2/15/2010                                         AAA       211,169
            ---------------------------------------------
     25,000 Niagara Falls, NY Bridge Commission, Series B, 5.25% (FGIC
            INS)/(Original Issue Yield:
            5.35%), 10/1/2015                                 AAA        25,632
            ---------------------------------------------
     20,000 Niagara Frontier Transportation Authority,
            Revenue Bonds, 6.00% (Greater Buffalo
            International Airport)/(AMBAC INS)/(Original
            Issue Yield: 6.15%), 4/1/2007/(AMT)               AAA        21,514
            ---------------------------------------------
     50,000 North Tonawanda, NY, GO UT Bonds, 6.05% (FGIC
            INS), 10/1/2006                                   AAA        55,306
            ---------------------------------------------
     25,000 Nyack, NY Unified Free School District, GO
            UT, 5.20% (AMBAC INS), 6/15/2004                  AAA        26,117
            ---------------------------------------------
    400,000 Oneida, NY Health Care Corp. , Revenue Bonds
            (Series A), 7.20% (FHA INS), 8/1/2031              A        433,640
            ---------------------------------------------


VISION NEW YORK MUNICIPAL INCOME FUND
(FORMERLY, VISION NEW YORK TAX-FREE FUND)
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            NEW YORK--CONTINUED
            ---------------------------------------------
 $  185,000 Onondaga County, NY IDA, Revenue Bonds,
            6.625% (Anheuser-Busch Cos., Inc.)/(Original
            Issue Yield: 6.70%), 8/1/2006                     A+    $   207,032
            ---------------------------------------------
     50,000 Ontario County, NY, GO UT, 5.50% (Original
            Issue Yield: 5.65%), 5/15/2011                    NR         53,388
            ---------------------------------------------
     25,000 Orchard Park, NY Central School District, GO UT, 6.50% (FGIC
            INS)/(Original Issue Yield:
            6.25%), 6/1/2002                                  AAA        27,079
            ---------------------------------------------
     25,000 Ossining Village, NY, 8.10% (FGIC INS),
            7/15/2001                                         AAA        27,839
            ---------------------------------------------
     40,000 Otsego County, NY, GO UT, 6.625% (AMBAC INS),
            12/1/2005                                         AAA        45,492
            ---------------------------------------------
     50,000 Penfield, NY Central School District, GO UT,
            5.20% (Original Issue Yield: 5.40%),
            6/15/2010                                         AAA        51,711
            ---------------------------------------------
     25,000 Perry Central School District, NY, GO UT,
            5.10% (MBIA INS), 6/15/2001                       AAA        25,697
            ---------------------------------------------
    100,000 Port Authority of New York and New Jersey,
            Revenue Refunding Bonds, 7.125% (Original
            Issue Yield: 7.283%), 6/1/2025                    AA-       106,118
            ---------------------------------------------
     25,000 Putnam County, NY, 7.10%, 8/15/2002               NR         27,680
            ---------------------------------------------
    175,000 Riverton Housing Corp., Revenue Bonds, 6.65%
            (FHA INS), 8/1/2024                               AA        193,393
            ---------------------------------------------
     15,000 Rochester, NY, GO UT, 6.00% (Original Issue
            Yield: 6.40%), 8/1/2001                           AA         15,774
            ---------------------------------------------
     50,000 Rockland County, NY, GO UT, 7.00% (MBIA
            INS)/(Original Issue Yield: 7.10%), 4/1/2008      AAA        59,141
            ---------------------------------------------
     20,000 Saugerties, NY, GO UT, 5.375% (FSA
            INS)/(Original Issue Yield: 5.70%), 6/15/2015     NR         20,808
            ---------------------------------------------
    660,000 Schenectady, NY Municipal Housing Authority,
            Revenue Bonds, 6.40% (Annie Schaffer Senior
            Center, Inc.)/(Original Issue Yield: 6.399%),
            5/1/2014                                          NR        697,165
            ---------------------------------------------
     40,000 Silver Creek, NY Central School District, GO UT, 6.60% (AMBAC
            INS)/(Original Issue Yield:
            6.60%), 5/15/2005                                 AAA        45,304
            ---------------------------------------------


VISION NEW YORK MUNICIPAL INCOME FUND
(FORMERLY, VISION NEW YORK TAX-FREE FUND)
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            NEW YORK--CONTINUED
            ---------------------------------------------
 $   10,000 Spackenkill, NY Unified Free School District,
            GO UT, 6.125%, 9/15/2014                          NR    $    11,199
            ---------------------------------------------
     25,000 Spencerport, NY Central School District, GO UT, 6.00% (MBIA
            INS)/(Original Issue Yield:
            6.05%), 6/15/2006                                 AAA        27,491
            ---------------------------------------------
    300,000 Suffolk County, NY Water Authority, Revenue
            Refunding Bonds, 7.375% (AMBAC INS)/(Original
            Issue Yield: 7.42%), 6/1/2012                     AAA       309,831
            ---------------------------------------------
     70,000 Sweet Home Central School District NY, GO UT, 5.60% (AMBAC
            INS)/(Original Issue Yield:
            5.70%), 1/15/2008                                 AAA        75,341
            ---------------------------------------------
  1,510,000 Syracuse, NY Senior Citizens Housing Corp.,
            Series A, 6.125% (East Hill Village
            Apartments), 12/1/2010                            A-      1,591,646
            ---------------------------------------------
  1,000,000 Tompkins County, NY IDA, Revenue Bonds, 6.05%
            (Ithacare Center Project)/(FHA INS), 2/1/2017     AAA     1,060,780
            ---------------------------------------------
     65,000 Tompkins County, NY, GO UT (Series B), 5.625%
            (Original Issue Yield: 5.80%), 9/15/2013          NR         67,517
            ---------------------------------------------
    290,000 Tompkins, NY Health Care Corp., 10.80% (FHA
            INS), 2/1/2028                                     A        382,945
            ---------------------------------------------
  1,000,000 Triborough Bridge & Tunnel Authority, NY, Revenue Bonds, 5.20%
            (Original Issue Yield:
            5.55%), 1/1/2022                                  A+        982,560
            ---------------------------------------------
    150,000 Triborough Bridge & Tunnel Authority, NY, Special Obligation Revenue
            Bonds (Series A), 6.625% (MBIA INS)/(Original Issue Yield:
            6.86%), 1/1/2017                                  AAA       160,469
            ---------------------------------------------
     50,000 Union Endicott, NY Central School District, GO UT (Series A), 5.50%
            (FSA INS)/(Original
            Issue Yield: 5.55%), 7/15/2010                    AAA        52,556
            ---------------------------------------------
     50,000 Victor, NY Central School District, GO UT, 6.40% (FGIC
            INS)/(Original Issue Yield:
            6.55%), 11/15/2006                                AAA        56,599
            ---------------------------------------------
     50,000 Victor, NY, 7.20% (Original Issue Yield:
            7.20%), 12/15/2005                                NR         57,829
            ---------------------------------------------
     35,000 Wallkill, NY Central School District, GO UT,
            5.75%, 7/15/2014                                  NR         37,848
            ---------------------------------------------
     15,000 Warwick Valley, NY Central School District, GO UT, 6.55% (FGIC
            INS)/(Original Issue
            Yield: 6.70%), 6/1/2008                           AAA        17,316
            ---------------------------------------------


VISION NEW YORK MUNICIPAL INCOME FUND
(FORMERLY, VISION NEW YORK TAX-FREE FUND)
-------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            NEW YORK--CONTINUED
            ---------------------------------------------
 $          30,000 Webster, NY Central School District, GO UT, 6.25% (AMBAC
            INS)/(Original Issue Yield:
            6.20%), 6/15/2003                                 AAA   $    32,563
            ---------------------------------------------
     50,000 West Seneca, NY Central School District, GO UT, 5.625% (FGIC
            INS)/(Original Issue Yield:
            5.70%), 6/15/2011                                 AAA        53,168
            ---------------------------------------------
     25,000 West Seneca, NY, GO UT, 6.65% (MBIA
            INS)/(Original Issue Yield: 6.80%), 6/1/2005      AAA        28,359
            ---------------------------------------------
     65,000 Williamsville, NY Central School District, GO UT, 6.50% (MBIA
            INS)/(Original Issue Yield:
            6.80%), 12/1/2010                                 AAA        75,579
            ---------------------------------------------           -----------
            Total                                                    41,041,622
            ---------------------------------------------           -----------
            PUERTO RICO--3.6%
            ---------------------------------------------
    165,000 (a)Puerto Rico Industrial, Medical &
              Environmental PCA, Industrial Improvement
              Revenue Bonds, 6.50% (Abbott Laboratories),
              7/1/2009                                        NR        165,898
            ---------------------------------------------
     25,000 Puerto Rico Industrial, Medical &
            Environmental PCA, Revenue Bonds, 5.10%
            (American Home Products Corp.)/(Original
            Issue Yield: 5.30%), 12/1/2018                    NR         24,074
            ---------------------------------------------
     50,000 Puerto Rico Industrial, Medical &
            Environmental PCA, Revenue Bonds, 7.50%
            (Upjohn Co.), 12/1/2023                           AA-        52,448
            ---------------------------------------------
  1,200,000   (b)Puerto Rico Industrial, Medical & Environmental PCA, Series A,
              6.75%
              (Motorola, Inc.), 1/1/2014                      AA-     1,320,641
            ---------------------------------------------           -----------
            Total                                                     1,563,061
            ---------------------------------------------           -----------
            TOTAL INVESTMENTS (IDENTIFIED COST
             $41,489,956)(C)                                        $42,604,683
            ---------------------------------------------           -----------

  * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

  At April 30, 1998, 17.0% of the total investments at market value were subject to alternative minimum tax.

(a) Denotes a private placement security. At April 30, 1998, these securities amounted to $165,898 which represents 0.38% of total net assets.



VISION NEW YORK MUNICIPAL INCOME FUND
(FORMERLY, VISION NEW YORK TAX-FREE FUND)
-------------------------------------------------------------------------------
(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At April 30, 1998, these securities amounted to $1,320,641 which represents 3.04% of net assets.

(c) The cost of investments for federal tax purposes amounts to $41,489,956. The net unrealized appreciation/depreciation of investments on a federal tax basis amounts to $1,114,727 which is comprised of $1,217,759 appreciation and $103,032 depreciation at April 30, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($43,455,677) at April 30, 1998.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation AMT--Alternative Minimum Tax COL--Collateralized FGIC--Financial Guaranty Insurance Company FHA--Federal Housing Administration FSA--Financial Security Assurance GO--General Obligation HFA--Housing Finance Authority IDA--Industrial Development Authority
INS--Insured LIQ--Liquidity Agreement LOC--Letter of Credit MBIA--Municipal Bond Investors Assurance PCA--Pollution Control Authority PRF--Prerefunded UT--Unlimited Tax VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)


VISION GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998
--------------------------------------------------------------------------------

   SHARES                                           VALUE
 ---------- ----------------------------------   ------------
 COMMON STOCKS--94.5%
 ---------------------------------------------
            BASIC MATERIALS--5.2%
            ----------------------------------
     94,500 Boise Cascade Corp.                  $  3,549,656
            ----------------------------------
     76,000 Crown Cork & Seal Co., Inc.             3,956,750
            ----------------------------------   ------------
            Total                                   7,506,406
            ----------------------------------   ------------
            CAPITAL EQUIPMENT & SERVICES--7.4%
            ----------------------------------
    116,025 Cincinnati Milacron, Inc.               3,604,027
            ----------------------------------
     56,225 Deere & Co.                             3,285,648
            ----------------------------------
     35,600 Northrop Corp.                          3,762,475
            ----------------------------------   ------------
            Total                                  10,652,150
            ----------------------------------   ------------
            CAPITAL GOODS--4.3%
            ----------------------------------
     57,000 Kennametal, Inc.                        3,038,813
            ----------------------------------
    175,500 (a)Signature Resorts, Inc.              3,137,063
            ----------------------------------   ------------
            Total                                   6,175,876
            ----------------------------------   ------------
            CONSUMER CYCLICAL--7.9%
            ----------------------------------
     47,950 Home Depot, Inc.                        3,338,519
            ----------------------------------
     48,925 Springs Industries, Inc., Class A       2,693,933
            ----------------------------------
    106,900 Tandy Corp.                             5,318,275
            ----------------------------------   ------------
            Total                                  11,350,727
            ----------------------------------   ------------
            CONSUMER NON-CYCLICAL--6.2%
            ----------------------------------
    112,125 Bergen Brunswig Corp., Class A          5,087,672
            ----------------------------------
    179,250 Flowers Industries, Inc.                3,831,469
            ----------------------------------   ------------
            Total                                   8,919,141
            ----------------------------------   ------------
            ENERGY--13.3%
            ----------------------------------
     56,500 Baker Hughes, Inc.                      2,288,250
            ----------------------------------
     61,275 (a)EVI, Inc.                            3,262,894
            ----------------------------------
    122,000 (a)Nabors Industries, Inc.              3,072,875
            ----------------------------------


VISION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

  SHARES                                                 VALUE
 --------- ----------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 --------------------------------------------------
           ENERGY--CONTINUED
           ----------------------------------------
    82,650 New Century Energies, Inc.                 $  3,925,940
           ----------------------------------------
    69,250 Phillips Petroleum Co.                        3,432,203
           ----------------------------------------
    74,975 Unocal Corp.                                  3,069,289
           ----------------------------------------   ------------
           Total                                        19,051,451
           ----------------------------------------   ------------
           FINANCIAL--5.8%
           ----------------------------------------
    41,200 BankBoston Corp.                              4,447,025
           ----------------------------------------
    89,700 Regions Financial Corp.                       3,913,163
           ----------------------------------------   ------------
           Total                                         8,360,188
           ----------------------------------------   ------------
           FINANCIAL SERVICES--15.8%
           ----------------------------------------
    32,900 Bankers Trust New York Corp.                  4,248,213
           ----------------------------------------
    48,075 First American Corp.                          2,370,698
           ----------------------------------------
    29,900 Hartford Financial Services Group, Inc.       3,311,425
           ----------------------------------------
   248,475 Reliance Group Holdings, Inc.                 4,301,723
           ----------------------------------------
    81,925 Reliastar Financial Corp.                     3,737,828
           ----------------------------------------
    75,350 Union Planters Corp.                          4,634,025
           ----------------------------------------   ------------
           Total                                        22,603,912
           ----------------------------------------   ------------
           HEALTHCARE--4.5%
           ----------------------------------------
   105,362 (a)Genesis Health Ventures, Inc.              2,785,508
           ----------------------------------------
   121,779 (a)Healthsouth Corp.                          3,676,211
           ----------------------------------------   ------------
           Total                                         6,461,719
           ----------------------------------------   ------------
           SERVICES--5.1%
           ----------------------------------------
   191,300 Hollinger International Publishing, Inc.      2,965,150
           ----------------------------------------
   109,100 Spieker Properties, Inc.                      4,323,088
           ----------------------------------------   ------------
           Total                                         7,288,238
           ----------------------------------------   ------------
           TECHNOLOGY--8.3%
           ----------------------------------------
    38,925 AMP, Inc.                                     1,530,239
           ----------------------------------------
    50,050 (a)Atmel Corp.                                1,010,384
           ----------------------------------------
    34,800 Avnet, Inc.                                   2,146,725
           ----------------------------------------


VISION GROWTH AND INCOME FUND
-------------------------------------------------------------------------------

   SHARES                                                            VALUE
 ---------- ---------------------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 --------------------------------------------------------------
            TECHNOLOGY--CONTINUED
            ---------------------------------------------------
     49,438 (a)Cisco Systems, Inc.                                $  3,621,297
            ---------------------------------------------------
    104,900 Mead Corp.                                               3,632,163
            ---------------------------------------------------   ------------
            Total                                                   11,940,808
            ---------------------------------------------------   ------------
            TRANSPORTATION--5.2%
            ---------------------------------------------------
     49,200 (a)USAir Group, Inc.                                     3,499,350
            ---------------------------------------------------
    108,625 USFreightways Corp.                                      3,883,344
            ---------------------------------------------------   ------------
            Total                                                    7,382,694
            ---------------------------------------------------   ------------
            UTILITIES--5.5%
            ---------------------------------------------------
    140,775 FirstEnergy Corp.                                        4,258,444
            ---------------------------------------------------
     75,075 WICOR, Inc.                                              3,598,908
            ---------------------------------------------------   ------------
            Total                                                    7,857,352
            ---------------------------------------------------   ------------
            TOTAL COMMON STOCKS (IDENTIFIED COST $110,099,823)     135,550,662
            ---------------------------------------------------   ------------
 MUTUAL FUND SHARES--2.0%
 --------------------------------------------------------------
  2,842,109 Seven Seas Money Market Fund (at net asset value)        2,842,109
            ---------------------------------------------------   ------------
            TOTAL INVESTMENTS (IDENTIFIED COST $112,941,932)(B)   $138,392,771
            ---------------------------------------------------   ------------

(a) Non-income producing security.

(b) The cost of investments for federal tax purposes amounts to $113,005,577. The net unrealized appreciation of investments on a federal tax basis amounts to $25,387,194 which is comprised of $26,760,244 appreciation and $1,373,050 depreciation at April 30, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($143,404,067) at April 30, 1998.

(See Notes which are an integral part of the Financial Statements)


VISION CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998
--------------------------------------------------------------------------------

  SHARES                                           VALUE
 --------- ----------------------------------   -----------
 COMMON STOCKS--97.8%
 --------------------------------------------
           BUSINESS SERVICES--2.5%
           ----------------------------------
    52,000 (a)AccuStaff, Inc.                   $ 1,865,500
           ----------------------------------   -----------
           CAPITAL EQUIPMENT & SERVICES--3.6%
           ----------------------------------
    53,600 (a)Coltec Industries, Inc.             1,340,000
           ----------------------------------
    62,100 (a)Kulicke & Soffa Industries          1,335,150
           ----------------------------------   -----------
           Total                                  2,675,150
           ----------------------------------   -----------
           CONSUMER CYCLICAL--3.7%
           ----------------------------------
    68,100 (a)CompUSA, Inc.                       1,264,106
           ----------------------------------
    38,243 (a)Consolidated Stores Corp.           1,529,720
           ----------------------------------   -----------
           Total                                  2,793,826
           ----------------------------------   -----------
           CONSUMER NON-CYCLICAL--17.5%
           ----------------------------------
    72,800 Biomet, Inc.                           2,184,000
           ----------------------------------
    94,150 Flowers Industries, Inc.               2,012,456
           ----------------------------------
   170,200 Food Lion, Inc., Class A               1,723,275
           ----------------------------------
    95,200 (a)Staples, Inc.                       2,350,250
           ----------------------------------
    68,100 (a)Total Renal Care Holdings, Inc.     2,255,813
           ----------------------------------
    60,300 (a)Watson Pharmaceuticals, Inc.        2,592,900
           ----------------------------------   -----------
           Total                                 13,118,694
           ----------------------------------   -----------
           CONSTRUCTION SERVICES--3.8%
           ----------------------------------
    50,800 (a)Jacobs Engineering Group, Inc.      1,695,450
           ----------------------------------
    43,400 (a)Mastec, Inc.                        1,160,950
           ----------------------------------   -----------
           Total                                  2,856,400
           ----------------------------------   -----------
           ELECTRONIC TECHNOLOGY--12.3%
           ----------------------------------
    88,000 (a)Apex MPC Solutions, Inc.            2,629,000
           ----------------------------------
    88,600 (a)CHS Electronics, Inc.               1,849,525
           ----------------------------------
    68,700 (a)Photronic Labs, Inc.                2,533,313
           ----------------------------------


VISION CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

  SHARES                                         VALUE
 --------- --------------------------------   -----------
 COMMON STOCKS--CONTINUED
 ------------------------------------------
           ELECTRONIC TECHNOLOGY--CONTINUED
           --------------------------------
    56,800 (a)Tracor, Inc.                    $ 2,232,950
           --------------------------------   -----------
           Total                                9,244,788
           --------------------------------   -----------
           ENERGY--7.0%
           --------------------------------
    37,100 Diamond Offshore Drilling, Inc.      1,878,188
           --------------------------------
    69,500 (a)Global Marine, Inc.               1,637,594
           --------------------------------
    49,300 Tosco Corp.                          1,756,313
           --------------------------------   -----------
           Total                                5,272,095
           --------------------------------   -----------
           FINANCIAL SERVICES--19.5%
           --------------------------------
    45,200 Amsouth Bancorporation               2,819,350
           --------------------------------
    51,600 CNB Bancshares, Inc.                 2,528,400
           --------------------------------
    30,700 Crestar Financial Corp.              1,836,244
           --------------------------------
    41,000 (a)Golden State Bancorp, Inc.        1,599,000
           --------------------------------
    27,400 Lehman Brothers Holdings, Inc.       1,947,113
           --------------------------------
    25,500 Star Banc Corp.                      1,611,281
           --------------------------------
    45,450 Summit Bancorp                       2,278,181
           --------------------------------   -----------
           Total                               14,619,569
           --------------------------------   -----------
           HEALTHCARE--5.0%
           --------------------------------
    53,100 Bard (C.R.), Inc.                    1,901,644
           --------------------------------
    48,000 Integrated Health Services, Inc.     1,851,000
           --------------------------------   -----------
           Total                                3,752,644
           --------------------------------   -----------
           SOFTWARE TECHNOLOGY--1.6%
           --------------------------------
    65,100 (a)Midway Games, Inc.                1,204,350
           --------------------------------   -----------
           TECHNOLOGY--16.4%
           --------------------------------
    52,800 (a)Bay Networks, Inc.                1,237,500
           --------------------------------
    37,100 (a)Cytec Industries, Inc.            2,031,225
           --------------------------------
    67,400 (a)DII Group, Inc.                   1,567,050
           --------------------------------
    74,500 (a)EMC Corp. Mass                    3,436,310
           --------------------------------
    32,500 (a)Lexmark Intl. Group, Class A      1,880,938
           --------------------------------


VISION CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------------

  SHARES                                                              VALUE
 --------- -----------------------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 ---------------------------------------------------------------
           TECHNOLOGY--CONTINUED
           -----------------------------------------------------
    66,000 (a) VWR Scientific Products Corp.                       $ 2,169,750
           -----------------------------------------------------   -----------
           Total                                                    12,322,773
           -----------------------------------------------------   -----------
           TRANSPORTATION--4.9%
           -----------------------------------------------------
    72,800 (a)M.S. Carriers, Inc.                                    2,475,200
           -----------------------------------------------------
    23,100 (a)Northwest Airlines Corp., Class A                      1,212,750
           -----------------------------------------------------   -----------
           Total                                                     3,687,950
           -----------------------------------------------------   -----------
           TOTAL COMMON STOCKS (AT IDENTIFIED COST $61,654,755)     73,413,739
           -----------------------------------------------------   -----------
 MUTUAL FUND SHARES--1.9%
 ---------------------------------------------------------------
 1,431,667 Seven Seas Money Market Fund (at net asset value)         1,431,667
           -----------------------------------------------------   -----------
           TOTAL INVESTMENTS (AT IDENTIFIED COST $63,086,422)(B)   $74,845,406
           -----------------------------------------------------   -----------

(a) Non-income producing security.

(b) The cost of investments for federal tax purposes amounts to $63,098,192. The net unrealized appreciation of investments on a federal tax basis amounts to $11,747,214 which is comprised of $13,658,507 of appreciation and $1,911,293 of depreciation at April 30, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($75,094,614) at April 30, 1998.

(See Notes which are an integral part of the Financial Statements)


VISION EQUITY AND INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1998
--------------------------------------------------------------------------------

                                           NEW YORK
                          U.S. GOVERNMENT  MUNICIPAL     GROWTH AND       CAPITAL
                            SECURITIES      INCOME         INCOME       APPRECIATION
                               FUND         FUND(A)         FUND            FUND
------------------------  --------------- -----------   ------------    ------------
ASSETS:
------------------------
Investments in
securities, at value        $52,846,358   $42,604,683   $138,392,771    $74,845,406
------------------------    -----------   -----------   ------------    -----------
Cash                                 --        41,897             --             --
------------------------
Income receivable             1,020,283       782,363        260,459         52,171
------------------------
Receivable for shares
sold                            252,413       120,901        199,456        243,006
------------------------
Receivable for
investments sold                     --            --     10,511,897             --
------------------------
Deferred organizational
costs                             2,207         2,201          1,542         16,079
------------------------
Other assets                        870           945            828             --
------------------------    -----------   -----------   ------------    -----------
  Total assets               54,122,131    43,552,990    149,366,953     75,156,662
------------------------    -----------   -----------   ------------    -----------
LIABILITIES:
------------------------
Income distribution
payable                         136,074        44,306          9,552             --
------------------------
Payable for investments
purchased                            --            --      5,711,994             --
------------------------
Payable to Bank                   1,649            --             --             --
------------------------
Payable for shares
redeemed                         27,713        26,401        197,258         22,595
------------------------
Accrued expenses                 34,867        26,606         44,082         39,453
------------------------    -----------   -----------   ------------    -----------
  Total liabilities             200,303        97,313      5,962,886         62,048
------------------------    -----------   -----------   ------------    -----------
NET ASSETS                  $53,921,828   $43,455,677   $143,404,067    $75,094,614
------------------------    -----------   -----------   ------------    -----------
NET ASSETS CONSISTS OF:
------------------------
Paid in capital             $53,562,491   $42,260,773   $109,903,605    $61,676,100
------------------------
Net unrealized
appreciation
(depreciation) of
investments                   1,096,548     1,114,727     25,450,839     11,758,984
------------------------
Accumulated net realized
gain (loss) on
investments                    (686,113)       80,177      7,795,106      1,659,530
------------------------
Accumulated
undistributed net
investment income/
Distributions in excess
of net investment income        (51,098)           --        254,517             --
------------------------    -----------   -----------   ------------    -----------
  Total Net Assets          $53,921,828   $43,455,677   $143,404,067    $75,094,614
------------------------    -----------   -----------   ------------    -----------
NET ASSET VALUE,
Offering Price and
Redemption Proceeds Per
Share:
------------------------
Net Asset Value and
Redemption Proceeds Per
Share                             $9.61        $10.42         $16.13         $14.77
------------------------    -----------   -----------   ------------    -----------
Offering Price Per
Share*                           $10.06**      $10.91**       $17.07***      $15.63***
------------------------    -----------   -----------   ------------    -----------
SHARES OUTSTANDING:           5,613,021     4,170,692      8,891,228      5,085,531
------------------------    -----------   -----------   ------------    -----------
Investments, at
identified cost             $51,749,810   $41,489,956   $112,941,932    $63,086,422
------------------------    -----------   -----------   ------------    -----------
Investments, at tax cost    $51,749,810   $41,489,956   $113,005,577    $63,098,192
------------------------    -----------   -----------   ------------    -----------

*See "What Fund Shares Cost" in the Prospectus.
**Computation of offering price per share 100/95.5 of net asset value. ***Computation of offering price per share 100/94.5 of net asset value.
(a)Formerly, New York Tax-Free Fund.

(See Notes which are an integral part of the Financial Statements)


VISION EQUITY AND INCOME FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

                                              NEW YORK    GROWTH AND    CAPITAL
                           U.S. GOVERNMENT   MUNICIPAL      INCOME    APPRECIATION
                           SECURITIES FUND INCOME FUND(A)    FUND         FUND
-------------------------- --------------- -------------- ----------- ------------
INVESTMENT INCOME:
--------------------------
Dividends                    $       --      $       --   $ 2,336,597 $   284,216
--------------------------
Interest                      3,965,859       2,115,236       237,458     173,354
--------------------------   ----------      ----------   ----------- -----------
  Total investment income     3,965,859       2,115,236     2,574,055     457,570
--------------------------
EXPENSES:
--------------------------
Investment advisory fee         378,409         279,035       968,660     453,674
--------------------------
Administrative personnel
and services fee                 64,077          52,701       160,835      65,857
--------------------------
Custodian fees                    7,748           2,763        14,810       7,782
--------------------------
Transfer and dividend
disbursing agent fees and
expenses                         40,690          41,321       106,455      53,782
--------------------------
Directors' fees                     896              83         2,390       2,116
--------------------------
Auditing fees                    15,401          13,186        13,237      17,990
--------------------------
Legal fees                        6,802           5,915         6,131       3,510
--------------------------
Portfolio accounting fees        34,848          49,265        33,902      32,466
--------------------------
Shareholder services fees            --              --       294,081     118,114
--------------------------
Share registration costs         17,683          17,863        17,578      21,133
--------------------------
Printing and postage             15,639          21,447        28,047       9,403
--------------------------
Taxes                             5,833           6,355        10,784       4,408
--------------------------
Insurance premiums                3,588           3,370         3,663       4,408
--------------------------
Miscellaneous                    13,162          12,143        11,115       6,143
--------------------------   ----------      ----------   ----------- -----------
  TOTAL EXPENSES                604,776         505,447     1,671,688     800,786
--------------------------   ----------      ----------   ----------- -----------
WAIVERS--
--------------------------
Waiver of investment
 advisory fee                   (45,997)       (117,123)           --          --
--------------------------
Waiver of administrative
 personnel and services
 fees                              (571)         (6,213)           --      (2,685)
--------------------------   ----------      ----------   ----------- -----------
 TOTAL WAIVERS                  (46,568)       (123,336)           --      (2,685)
--------------------------   ----------      ----------   ----------- -----------
  NET EXPENSES                  558,208         382,111     1,671,688     798,101
--------------------------   ----------      ----------   ----------- -----------
    NET INVESTMENT
     INCOME/(NET OPERATING
     LOSS)                   $3,407,651      $1,733,125   $   902,367 $  (340,531)
--------------------------   ----------      ----------   ----------- -----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
--------------------------
Net realized gain (loss)
on investments                  335,832         400,518    13,984,928   4,792,594
--------------------------
Net change in unrealized
appreciation
(depreciation) of
investments                   1,401,949         919,002    21,896,866  11,433,260
--------------------------   ----------      ----------   ----------- -----------
  Net realized and
  unrealized gain (loss)
  on investments              1,737,781       1,319,520    35,881,794  16,225,854
--------------------------   ----------      ----------   ----------- -----------
    Change in net assets
    resulting from
    operations               $5,145,432      $3,052,645   $36,784,161 $15,885,323
--------------------------   ----------      ----------   ----------- -----------

(a)Formerly, New York Tax-Free Fund.

(See Notes which are an integral part of the Financial Statements)


VISION EQUITY AND INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                             U.S. GOVERNMENT            NEW YORK MUNICIPAL
                             SECURITIES FUND              INCOME FUND(A)
                         ---------------------------  ------------------------
                          YEAR ENDED APRIL 30,         YEAR ENDED APRIL 30,
                         ---------------------------  ------------------------
                            1998            1997         1998         1997
------------------------ -----------     -----------  -----------  -----------
INCREASE (DECREASE) IN
NET ASSETS:
------------------------
OPERATIONS--
------------------------
 Net investment income   $ 3,407,651     $ 2,301,980  $ 1,733,125  $ 1,589,604
------------------------
 Net realized gain
 (loss) in investments       335,832        (710,450)     400,518      222,949
------------------------
 Net change in
 unrealized appreciation
 (depreciation) of
 investments               1,401,949         508,343      919,002      323,016
------------------------ -----------     -----------  -----------  -----------
  Change in net assets
   resulting from
   operations              5,145,432       2,099,873    3,052,645    2,135,569
------------------------ -----------     -----------  -----------  -----------
DISTRIBUTIONS TO
SHAREHOLDERS--
------------------------
 Distributions from net
 investment income        (3,407,651)     (2,302,079)  (1,735,765)  (1,586,964)
------------------------
 Distributions in excess
 of net investment
 income                      (75,412)(b)          --           --           --
------------------------
 Distributions from net
 realized gains                   --              --     (150,071)          --
------------------------ -----------     -----------  -----------  -----------
  Change in net assets
  resulting from
  distributions to
  shareholders            (3,483,063)     (2,302,079)  (1,885,836)  (1,586,964)
------------------------ -----------     -----------  -----------  -----------
SHARE TRANSACTIONS--
------------------------
 Proceeds from sales of
 shares                   23,612,425      15,979,092   11,968,960    8,656,290
------------------------
 Net asset value of
 shares issued to
 shareholders in payment
 of distributions
 declared                  1,983,653       1,169,547    1,370,147    1,194,289
------------------------
 Cost of shares redeemed (17,821,660)     (6,753,091)  (6,530,024)  (7,540,206)
------------------------ -----------     -----------  -----------  -----------
  Change in net assets
  resulting from share
  transactions             7,774,418      10,395,548    6,809,083    2,310,373
------------------------ -----------     -----------  -----------  -----------
   Change in net assets    9,436,787      10,193,342    7,975,892    2,858,978
------------------------
NET ASSETS:
------------------------
 Beginning of period      44,485,041      34,291,699   35,479,785   32,620,807
------------------------ -----------     -----------  -----------  -----------
 End of period           $53,921,828     $44,485,041  $43,455,677  $35,479,785
------------------------ -----------     -----------  -----------  -----------
 Undistributed net
 investment income
 included in net assets
 at end of period        $        --     $    24,314  $        --  $     2,640
------------------------ -----------     -----------  -----------  -----------
 Net gain (loss) as
 computed for federal
 tax purposes            $   474,215     $  (662,897) $   400,518  $   222,949
------------------------ -----------     -----------  -----------  -----------

(a) Formerly, New York Tax-Free Fund.
(b) Distributions are in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for tax purposes.

(See Notes which are an integral part of the Financial Statements)


VISION EQUITY AND INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      CAPITAL APPRECIATION
                          GROWTH AND INCOME FUND              FUND
                         --------------------------  ------------------------
                           YEAR ENDED APRIL 30,       YEAR ENDED APRIL 30,
                         --------------------------  ------------------------
                             1998          1997         1998        1997(A)
------------------------ ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
NET ASSETS:
------------------------
OPERATIONS--
------------------------
 Net investment income
 (operating loss)        $    902,367  $    755,116  $  (340,531) $    29,376
------------------------
 Net realized gain
 (loss) in investments     13,984,928    20,391,748    4,792,594      772,135
------------------------
 Net change in
 unrealized appreciation
 (depreciation) of
 investments               21,896,866    (7,859,091)  11,433,260      325,724
------------------------ ------------  ------------  -----------  -----------
  Change in net assets
   resulting from
   operations              36,784,161    13,287,773   15,885,323    1,127,235
------------------------ ------------  ------------  -----------  -----------
DISTRIBUTIONS TO
SHAREHOLDERS--
------------------------
 Distributions from net
 investment income           (757,244)     (732,162)          --      (29,376)
------------------------
 Distributions in excess
 of net investment
 income                            --            --           --      (41,266)(b)
------------------------
 Distributions from net
 realized gains           (24,819,846)   (3,306,559)  (3,397,390)    (126,012)
------------------------ ------------  ------------  -----------  -----------
  Change in net assets
  resulting from
  distributions to
  shareholders            (25,577,090)   (4,038,721)  (3,397,390)    (196,654)
------------------------ ------------  ------------  -----------  -----------
SHARE TRANSACTIONS--
------------------------
 Proceeds from sales of
 shares                    42,968,234    53,236,024   33,555,464   32,772,622
------------------------
 Net asset value of
 shares issued to
 shareholders in payment
 of distributions
 declared                  19,837,767     2,340,952    2,836,886      192,580
------------------------
 Cost of shares redeemed  (44,699,312)  (15,854,389)  (7,226,185)    (455,267)
------------------------ ------------  ------------  -----------  -----------
  Change in net assets
  resulting from share
  transactions             18,106,689    39,722,587   29,166,165   32,509,935
------------------------ ------------  ------------  -----------  -----------
   Change in net assets    29,313,760    48,971,639   41,654,098   33,440,516
------------------------
NET ASSETS:
------------------------
 Beginning of period      114,090,307    65,118,668   33,440,516           --
------------------------ ------------  ------------  -----------  -----------
 End of period           $143,404,067  $114,090,307  $75,094,614  $33,440,516
------------------------ ------------  ------------  -----------  -----------
 Undistributed net
 investment income
 included in net assets
 at end of period        $    254,517  $    109,394  $        --  $        --
------------------------ ------------  ------------  -----------  -----------
 Net gain (loss) as
 computed for federal
 tax purposes            $ 14,013,086  $ 20,210,516  $ 4,795,280  $   781,236
------------------------ ------------  ------------  -----------  -----------

(a) For the period from July 3, 1996 (date of inital public investment) to April 30, 1997.
(b) Distributions are in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal tax purposes.

(See Notes which are an integral part of the Financial Statements)





                      [This Page Intentionally Left Blank]







VISION EQUITY AND INCOME FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                        NET                                              DISTRIBUTIONS
           NET ASSET INVESTMENT   NET REALIZED             DISTRIBUTIONS IN EXCESS OF  DISTRIBUTIONS
  YEAR      VALUE,     INCOME    AND UNREALIZED TOTAL FROM   FROM NET         NET        FROM NET
  ENDED    BEGINNING (OPERATING  GAIN (LOSS) ON INVESTMENT  INVESTMENT    INVESTMENT     REALIZED        TOTAL
APRIL 30,  OF PERIOD   LOSS)      INVESTMENTS   OPERATIONS    INCOME        INCOME         GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
1994(a)     $10.00      0.34         (0.75)       (0.41)       (0.34)         --            --           (0.34)
1995         $9.25      0.56         (0.16)        0.40        (0.56)         --            --           (0.56)
1996         $9.09      0.52          0.22         0.74        (0.52)         --            --           (0.52)
1997         $9.31      0.58         (0.03)        0.55        (0.58)         --            --           (0.58)
1998         $9.28      0.60          0.34         0.94        (0.60)        (0.01)(i)      --           (0.61)
NEW YORK MUNICIPAL INCOME FUND (FORMERLY, NEW YORK TAX-FREE FUND)
1994(a)     $10.00      0.20         (0.39)       (0.19)       (0.20)         --            --           (0.20)
1995         $9.61      0.46          0.06         0.52        (0.46)         --            --           (0.46)
1996         $9.67      0.46          0.23         0.69        (0.46)         --            --           (0.46)
1997         $9.90      0.48          0.18         0.66        (0.48)         --            --           (0.48)
1998        $10.08      0.46          0.38         0.84        (0.46)         --           (0.04)        (0.50)
GROWTH AND INCOME FUND
1994(e)     $10.00      0.07         (0.08)       (0.01)       (0.06)         --            --           (0.06)
1995         $9.93      0.21          0.43         0.64        (0.22)         --            --           (0.22)
1996        $10.35      0.13          2.98         3.11        (0.11)         --            --           (0.11)
1997        $13.35      0.13          2.35         2.48        (0.13)         --           (0.59)        (0.72)
1998        $15.11      0.11          4.34         4.45        (0.09)         --           (3.34)        (3.43)
CAPITAL APPRECIATION FUND
1997(f)     $10.00      0.02(h)       1.35         1.37        (0.02)        (0.03)(i)     (0.06)        (0.11)
1998        $11.26     (0.07)         4.44         4.37         --            --           (0.86)        (0.86)
------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from September 22, 1993 (date of initial public investment) to April 30, 1994.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) Computed on an annualized basis.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Reflects operations for the period from November 29, 1993 (date of initial public investment) to April 30, 1994.
(f) Reflects operations for the period from July 3, 1996 (date of initial public investment) to April 30, 1997.
(g) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.
(h) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.
(i) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal tax purposes.

(See Notes which are an integral part of the Financial Statements)


VISION EQUITY AND INCOME FUNDS
FINANCIAL HIGHLIGHTS--CONTINUED
--------------------------------------------------------------------------------

                             RATIOS TO AVERAGE NET ASSETS
                      --------------------------------------------
                                       NET                          NET ASSETS,
NET ASSET                           INVESTMENT        EXPENSE           END        AVERAGE
VALUE, END    TOTAL                   INCOME          WAIVER/        OF PERIOD    COMMISSION  PORTFOLIO
OF PERIOD   RETURN(B) EXPENSES   (OPERATING LOSS) REIMBURSEMENT(D) (000 OMITTED) RATE PAID(G) TURNOVER
-------------------------------------------------------------------------------------------------------
   $9.25      (4.23%)   0.00%(c)       6.11%(c)         1.86%(c)      $24,468         --         320%
   $9.09       4.59%    0.43%          6.20%            1.01%         $29,573         --          78%
   $9.31       8.10%    1.16%          5.41%            0.17%         $34,492         --         132%
   $9.28       6.05%    1.11%          6.23%            0.20%         $44,485         --         121%
   $9.61      10.42%    1.03%          6.30%            0.09%         $53,922         --          70%
   $9.61      (1.22%)   0.00%(c)       4.79%(c)         1.78%(c)      $25,225         --          21%
   $9.67       5.58%    0.40%          4.80%            1.12%         $27,346         --          51%
   $9.90       7.18%    1.04%          4.60%            0.34%         $32,621         --         113%
  $10.08       6.76%    1.01%          4.74%            0.38%         $35,480         --          79%
  $10.42       8.37%    0.96%          4.35%            0.31%         $43,456         --          45%
   $9.93      (0.12%)   0.00%(c)       2.24%(c)         2.15%(c)      $22,944         --          27%
  $10.35       6.61%    0.47%          2.16%            0.96%         $39,358         --          79%
  $13.35      30.18%    1.16%          1.09%             --           $65,119         --          77%
  $15.11      18.61%    1.14%          0.87%             --          $114,090      $0.0549       134%
  $16.13      31.40%    1.21%          0.65%             --          $143,404      $0.0542        88%
  $11.26      13.97%    0.88%(c)       0.18%(c)         0.96%(c)      $33,440      $0.0628        41%
  $14.77      40.07%    1.50%         (0.64%)           0.01%         $75,095      $0.0547        86%
-------------------------------------------------------------------------------------------------------


VISION EQUITY AND INCOME FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998
-------------------------------------------------------------------------------

(1) ORGANIZATION

Vision Group of Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of eight portfolios (individually referred to as the "Fund", or collectively as the "Funds"). The following Funds are presented herein:

              PORTFOLIO NAME                                     INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------
  Vision U.S. Government Securities Fund    Current income by investing primarily in
  ("U.S. Government Securities Fund") (d)   securities that are guaranteed for
                                            payment of principal and interest by the
                                            U.S. Government, its agencies or
                                            instrumentalities. Capital appreciation
                                            is a secondary investment objective.
-------------------------------------------------------------------------------------
  Vision New York Municipal Income Fund Current income which is exempt from
  ("New York Municipal Income Fund") (n) federal regular income tax, and the
  (formerly, Vision New York Tax-Free personal income taxes imposed by the Fund)
  State of New York and New York
                                            Municipalities and is consistent
                                            with preservation of capital.
-------------------------------------------------------------------------------------
  Vision Growth and Income Fund ("Growth    Long-term growth of capital and income.
  and Income Fund") (d)
-------------------------------------------------------------------------------------
  Vision Capital Appreciation Fund          Long-term capital appreciation by
  ("Capital Appreciation Fund") (d)         investing in a diversified portfolio
                                            consisting primarily of common
                                            stocks that the adviser believes
                                            offer opportunity for growth of
                                            capital.


(d) Diversified

(n) Non-diversified

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.



VISION EQUITY AND INCOME FUNDS
-------------------------------------------------------------------------------
  INVESTMENT VALUATIONS--Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. Government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Investments in other open-end regulated investment companies are valued at net asset value.

  REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

  Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing treatments for short-term capital gain distributions. The following reclassification has been made to the financial statements.



VISION EQUITY AND INCOME FUNDS
-------------------------------------------------------------------------------

                                      INCREASE (DECREASE)
                             --------------------------------------
                               ACCUMULATED NET    UNDISTRIBUTED NET
  FUND NAME                  REALIZED GAIN (LOSS) INVESTMENT INCOME
  ---------                  -------------------- -----------------
  Capital Appreciation Fund       $(340,531)          $340,531

  FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  At April 30, 1998 the following funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

                                    CAPITAL LOSS
                                   CARRYFORWARD TO
  FUND NAME                        EXPIRE IN 2005
  ---------                        ---------------
  U.S. Government Securities Fund     $500,175

  Net realized capital losses on U.S. Government Securities Fund of $185,935 attributable to security transactions incurred after October 31, 1997, are treated as arising on the first day of the Fund's next taxable year (May 1, 1998).

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  DEFERRED EXPENSES--The costs incurred by the Funds with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized over a period not to exceed five years from the Funds' commencement date.

  USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.



VISION EQUITY AND INCOME FUNDS
-------------------------------------------------------------------------------
  RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

  Additional information on each restricted security held at April 30, 1998 is as follows:

  NEW YORK MUNICIPAL INCOME FUND
                                                       ACQUISITION ACQUISITION
  SECURITY                                                DATE        COST
  --------                                             ----------- -----------
  Puerto Rico Industrial, Medical & Environmental PCA    1/24/97   $1,282,788

  OTHER--Investment transactions are accounted for on the trade date.

(3) CAPITAL STOCK

At April 30, 1998, there were 1,000,000,000 shares of $0.001 par value capital stock authorized with respect to each Fund. Transactions in capital stock were as follows:

                                 U.S. GOVERNMENT       NEW YORK MUNICIPAL
                                 SECURITIES FUND          INCOME FUND
                               ---------------------  ----------------------
                               YEAR ENDED APRIL 30,   YEAR ENDED APRIL 30,
                               ---------------------  ----------------------
                                  1998       1997          1998        1997
-----------------------------  ----------  ---------  ----------  ----------
Shares sold                     2,474,532  1,710,458   1,147,398    858,336
-----------------------------
Shares issued to shareholders
in payment of distributions
declared                          207,650    125,662     131,036    118,381
-----------------------------
Shares redeemed                (1,860,431)  (727,517)   (626,243)  (751,725)
-----------------------------  ----------  ---------  ----------  ---------
  Net change resulting from
   share transactions             821,751  1,108,603     652,191    224,992
-----------------------------  ----------  ---------  ----------  ---------


VISION EQUITY AND INCOME FUNDS
-------------------------------------------------------------------------------

                              GROWTH AND INCOME     CAPITAL APPRECIATION
                                    FUND                    FUND
                            ----------------------  -----------------------
                            YEAR ENDED APRIL 30,    YEAR ENDED APRIL 30,
                            ----------------------  -----------------------
                               1998        1997         1998       1997(A)
--------------------------- ----------  ----------  ----------  -----------
Shares sold                  2,600,661   3,564,637   2,401,323   2,993,059
---------------------------
Shares issued to
shareholders in payment of
distributions declared       1,327,720     154,932     223,026      17,066
---------------------------
Shares redeemed             (2,585,548) (1,050,710)   (509,464)    (39,479)
--------------------------- ----------  ----------  ----------  ----------
  Net change resulting from
   share transactions        1,342,833   2,668,859   2,114,885   2,970,646
--------------------------- ----------  ----------  ----------  ----------

(a) For the period from July 3, 1996 (date of initial public investment) to April 30, 1997.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Manufacturers and Traders Trust Company, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below). The Adviser may voluntarily choose to waive any portion of its fee or reimburse other operating expenses. The Adviser can modify or terminate this voluntary waiver or reimbursement at any time at its sole discretion.

                                 ANNUAL
FUND                              RATE
----                             ------
U.S. Government Securities Fund   0.70%
New York Municipal Income Fund    0.70%
Growth and Income Fund            0.70%
Capital Appreciation Fund         0.85%

ADMINISTRATIVE, TRANSFER AND DIVIDEND DISBURSING AGENT AND FUND ACCOUNTING FEE--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and Fund Accounting services. FServ, through its subsidiary Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the level of average aggregate net assets of the Corporation for the period. FServ may voluntarily choose to waive a portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

DISTRIBUTION SERVICES FEE--The Corporation has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, each Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' shares. The Plan provides that the Funds may incur distribution expenses up to 0.25 % of the average daily net assets of the Fund, annually, to reimburse FSC. The Funds did not pay or accrue distribution fees during the period ended April 30, 1998.



VISION EQUITY AND INCOME FUNDS
-------------------------------------------------------------------------------
SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Manufacturers and Traders Trust Company, the Funds will pay Manufacturers and Traders Trust Company up to 0.25% of average daily net assets of the Funds for the period. The fee paid to Manufacturers and Traders Trust Company is used to finance certain services for shareholders and to maintain shareholder accounts.

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by Federated Administrative Services ("FAS"). Each Fund has reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five year period following each Fund's effective date. For the year ended April 30, 1998, the following amounts were expensed by each Fund:

                                  EXPENSES OF     AMOUNT AMORTIZED
                                 ORGANIZING THE FOR THE PERIOD ENDED
                                      FUND         APRIL 30, 1998
                                 -------------- --------------------
U.S. Government Securities Fund     $21,313           $ 7,154
New York Municipal Income Fund      $27,242           $ 9,065
Growth and Income Fund              $18,626           $12,373
Capital Appreciation Fund           $19,915           $ 3,836

GENERAL--Certain of the Officers of the Corporation are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 1998, were as follows:

FUND                              PURCHASES      SALES
----                             ------------ ------------
U.S. Government Securities Fund  $ 48,792,714 $ 36,924,483
New York Municipal Income Fund   $ 23,582,527 $ 17,532,001
Growth and Income Fund           $119,597,466 $129,842,240
Capital Appreciation Fund        $ 69,900,294 $ 43,260,473

(6) CONCENTRATION OF CREDIT RISK

Since New York Municipal Income Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 1998, 36.5% of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 3.2% of the total market value of investments.



VISION EQUITY AND INCOME FUNDS
-------------------------------------------------------------------------------
(7) YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of VISION GROUP OF FUNDS, INC.:

We have audited the accompanying statements of assets and liabilities of Vision U.S. Government Securities Fund, Vision New York Municipal Income Fund (formerly, Vision New York Tax-Free Fund), Vision Growth and Income Fund, and Vision Capital Appreciation Fund (four of the portfolios of Vision Group of Funds, Inc.), including the portfolios of investments, as of April 30, 1998, and related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of Vision Group of Funds, Inc., as identified above, at April 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

                                                    ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
June 17, 1998


DIRECTORS                             OFFICERS
--------------------------------------------------------------------------------

Randall I. Benderson                  Edward C. Gonzales
                                       President and Treasurer

Joseph J. Castiglia                   Charles L. Davis, Jr.
                                       Vice President and Assistant Treasurer

Daniel R. Gernatt, Jr.                Beth S. Broderick
                                       Vice President and Assistant Treasurer

George K. Hambleton, Jr.              Victor R. Siclari
                                       Secretary

                                      C. Todd Gibson
                                       Assistant Secretary




SHARES OF THE VISION FUNDS ARE NOT FDIC INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, ARE NO DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, MANUFACTURERS AND TRADERS TRUST COMPANY ("M&T BANK"), AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.








Federated Securities Corp.
Distributor
Federated Investors Tower
Pittsburgh, PA 15222-3779

Cusip 92830F406
Cusip 92830F505
Cusip 92830F604
Cusip 92830F703           [RECYCLED LOGO APPEARS HERE]
G00158-07 (6/98)

                        LOGO OF VISION GROUP OF FUNDS, INC.

                                 ANNUAL REPORT
                                TO SHAREHOLDERS
                                 APRIL 30, 1998

                                     VISION
                                U.S. Government
                                Securities Fund
--------------------------------------------------------------------------------

                                     VISION
                               New York Municipal
                                  Income Fund
                   (formerly, VISION New York Tax-Free Fund)
--------------------------------------------------------------------------------

                                     VISION
                               Growth and Income
                                      Fund
--------------------------------------------------------------------------------

                                     VISION
                              Capital Appreciation
                                      Fund

  Manufacturers and Traders Trust Company
  Investment Adviser to the Funds
  One M&T Plaza
  Buffalo, NY 14240-4556



                                    Appendix
Vision Equity Income Fund
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are displayed in the upper left quadrant of the graph. The Vision Equity Income Fund., (the "Fund") is represented by a solid line. The Standard & Poor's 500 Index (the "Index") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Index. The "x" axis reflects computation periods from 9/26/97 to 4/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 5.50% sales charge, as compared to the Index. The ending values were $10,916 and $11,840, respectively. The legend below the graphic presentation indicates the Fund's Average Annual Total Return for the period from Start of Performance (9/26/97) to 4/30/98 (cumulative). The total return was 9.17%. Vision U.S. Government Securities Fund The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are displayed in the upper left quadrant of the graph. The Vision U.S. Government Securities Fund., (the "Fund") is represented by a solid line. The Lehman Brothers Aggregate Bond Index (the "Index") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Index. The "x" axis reflects computation periods from 9/22/93 to 4/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 4.50% sales charge, as compared to the Index. The ending values were $12,108 and $13,349, respectively. The legend below the graphic presentation indicates the Fund's Average Annual Total Return for the 1 Year and Start of Performance (9/22/93) periods ended 4/30/98. The total returns were 5.42% and 4.24%, respectively. Vision New York Municipal Income Fund The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are displayed in the upper left quadrant of the graph. The Vision New York Municipal Income Fund., (the "Fund") is represented by a solid line. The Lehman Brothers New York Tax-Exempt Index (the "Index") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Index. The "x" axis reflects computation periods from 9/22/93 to 4/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 4.50% sales charge, as compared to the Index. The ending values were $12,352 and $12,809, respectively. The legend below the graphic presentation indicates the Fund's Average Annual Total Return for the 1 Year and Start of Performance (9/22/93) periods ended 4/30/98. The total returns were 3.54% and 4.69%, respectively. Vision Growth and Income Fund The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are displayed in the upper left quadrant of the graph. The Vision Growth and Income Fund., (the "Fund") is represented by a solid line. The Standard & Poor's Daily Price Index of 500 Common Stocks and (the "S&P 500") is represented by a broken line and the Russell Midcap Index (the "RMCI") is represented by a doted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the S&P 500 and the RMCI. The "x" axis reflects computation periods from 11/29/93 to 4/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 4.50% sales charge, as compared to the S&P 500 and RMCI. The ending values were $20,632, $26,637, and $23,281, respectively. The legend below the graphic presentation indicates the Fund's Average Annual Total Return for the 1 Year and Start of Performance (11/29/93) periods ended 4/30/98. The total returns were 24.17% and 17.80%, respectively.

Vision Capital Appreciation Fund
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are displayed in the upper left quadrant of the graph. The Vision Capital Appreciation Fund., (the "Fund") is represented by a solid line. The Russell Midcap Growth Index (the "Index") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Index. The "x" axis reflects computation periods from 7/3/96 to 4/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 5.50% sales charge, as compared to the Index. The ending values were $15,086 and $14,724, respectively. The legend below the graphic presentation indicates the Fund's Average Annual Total Return for the 1 Year and Start of Performance (7/3/96) periods ended 4/30/98. The total returns were 32.31% and 25.22%, respectively.